AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON September 19, 2012

                                                             File No. 033-50718
                                                             File No. 811-07102

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933
                      POST-EFFECTIVE AMENDMENT NO. 136                       [X]

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                             AMENDMENT NO. 138                               [X]

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                 Copies to:
Timothy W. Levin, Esquire                   Dianne M. Sulzbach, Esquire
Morgan, Lewis & Bockius LLP                 c/o SEI Investments
1701 Market Street                          One Freedom Valley Drive
Philadelphia, Pennsylvania 19103            Oaks, Pennsylvania 19456


It is proposed that this filing become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On [date] pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On [date] pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[ ] On [date] pursuant to paragraph (a) of Rule 485

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS
                               NOVEMBER 28, 2012

                          FROST HIGH INCOME BOND FUND
                             TICKER SYMBOL: _______

                  FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND
                             TICKER SYMBOL: _______

                                 CLASS A SHARES

                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                 PAGE
FROST HIGH INCOME BOND FUND
INVESTMENT OBJECTIVE ............................................ 1
FUND FEES AND EXPENSES .......................................... 1
PRINCIPAL INVESTMENT STRATEGIES ................................. 2
PRINCIPAL RISKS ................................................. 2
PERFORMANCE INFORMATION ......................................... 5
INVESTMENT ADVISER .............................................. 5
PORTFOLIO MANAGERS .............................................. 5
TAX INFORMATION ................................................. 5
FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND
INVESTMENT OBJECTIVE ............................................ 7
FUND FEES AND EXPENSES .......................................... 7
PRINCIPAL INVESTMENT STRATEGIES ................................. 8
PRINCIPAL RISKS ................................................. 9
PERFORMANCE INFORMATION .........................................10
INVESTMENT ADVISER ..............................................11
PORTFOLIO MANAGERS ..............................................11
TAX INFORMATION .................................................11
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
SHARES AND FINANCIAL INTERMEDIARY COMPENSATION ..................12
MORE INFORMATION ABOUT RISK .....................................13
MORE INFORMATION ABOUT FUND INVESTMENTS .........................14
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................14
INVESTMENT ADVISER ..............................................14
PORTFOLIO MANAGERS ..............................................15
SUB-ADVISER .....................................................15
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..................16
SALES CHARGES ...................................................21
SHAREHOLDER SERVICING ARRANGEMENTS ..............................25
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................26
OTHER POLICIES ..................................................26
DISTRIBUTION OF FUND SHARES .....................................29
DIVIDENDS AND DISTRIBUTIONS .....................................29
TAXES ...........................................................29
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ..........Back Cover

FROST HIGH INCOME BOND FUND

INVESTMENT OBJECTIVE

The Frost High Income Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page XX of this prospectus.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------
                                                                                   CLASS A SHARES
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                                        2.25%
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)              None
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions (as a percentage of offering price)                                      None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed if applicable)                      None
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                               0.78%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                              0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.64%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 YEAR                   3 YEARS
--------------------------------------------------------------------------------
                   $388                     $731
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign corporate issuers and related instruments discussed below. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in high yield fixed income securities, also referred to as "junk" bonds, which are generally rated below BBB- by Standard & Poor's Ratings Services or Fitch, Inc. or Baa3 by Moody's Investor Service at the time of purchase or are unrated but judged to be of comparable quality by Frost Investment Advisors, LLC, the Fund's investment adviser (the "Adviser"). The Fund also may invest in both investment grade and below investment grade-rated mortgage-backed and asset-backed securities. All securities in which the Fund invests will be denominated in U.S. dollars. As an alternative to investing directly in fixed income securities, the Fund may use structured notes, a form of derivatives instrument, that are intended to provide economic exposure to the securities or the issuer. Structured notes that provide exposure to fixed income securities are taken into account when determining compliance with the Fund's 80% policy described above.

The Fund seeks to achieve its objective through a combination of active portfolio management, a focus on relative value opportunities, sector weightings and individual asset selection. In selecting assets for the Fund, the Adviser uses a top-down approach to analyze industry fundamentals and select individual securities based on its view of their relative value and interest rate characteristics. The Adviser also will consider its view of the yield curve and the potential for individual securities to produce consistent income. The Adviser expects that more than half of the Fund's returns will be derived from credit risk, rather than interest rate risk.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. For a Fund of this type, credit risk is an important contributing factor over time to the performance of the Fund.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

DERIVATIVES RISK - Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

STRUCTURED NOTE RISK - The Fund may invest in fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

MARKET RISK - The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

ISSUER RISK - The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LEVERAGE RISK - The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK - The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK - Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

PREPAYMENT AND EXTENSION RISK - Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

MANAGEMENT RISK - The risk that the investment techniques and risk analyses applied by the adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGER

Jeffrey Elswick, Senior Fund Manager, Director of Fixed Income, and Managing Director of Frost, has been the portfolio manager for the Fund since its inception. Mr. Elswick is supported by a team of appropriately trained, qualified analysts and fixed income traders.

TAX INFORMATION

The distributions made by the Fund generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 12 OF THE PROSPECTUS.

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

INVESTMENT OBJECTIVE

The Frost Cinque Large Cap Buy-Write Equity Fund (the "Fund") seeks long-term capital appreciation and current income.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page XX of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------
                                                                                   CLASS A SHARES
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                                        3.25%
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)              None
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions (as a percentage of offering price)                                      None
----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                     None
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                           CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.90%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                               0.67%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                              0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.97%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 YEAR                   3 YEARS
--------------------------------------------------------------------------------
                   $518                      $923
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies and related instruments described below. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund primarily will invest in common stocks, but may also invest in exchange traded funds ("ETFs") and buy or sell call and buy put options on a single asset, a market sector or an index. The Adviser generally considers large-capitalization companies to be those companies with market capitalizations of $1 billion or greater. ETFs designed to track the performance of large capitalization companies and options on securities of large capitalization companies are taken into account when determining compliance with the Fund's 80% policy described above.

In constructing the Fund's portfolio, the Fund's sub-adviser, Cinque Partners LLC ("Cinque"), uses a systematic, proprietary process that combines individual stock selection and sector and index exposures into a portfolio that is then coupled with an option hedging strategy. Cinque selects stocks for the Fund using its Combo Rank Stock model, which analyzes measures of value, growth, balance sheet analysis and overall profitability of a company. The output of this model is then ranked within each economic sector of the S&P Composite 1500 Index universe. Cinque then selects a stock based on its ratings and establishes a target weight that is based on Cinque's thorough qualitative and quantitative assessment of that company's risk-reward characteristics. Sector or index ETFs may also be selected to capture macroeconomic performance inputs through the economic cycle. Throughout this process, Cinque continuously analyzes it investment thesis and the potential downside, placing an emphasis on validating model assumptions related to the achievement of the price targets, operating trends, and quality characteristics.

Cinque also intends to utilize an option strategy that includes buy-writes, protective puts and long-call options in an attempt to improve portfolio downside protection and increase portfolio income. Cinque analyzes over 400 different options combinations, using S&P 500 Index options, to arrive at the position that, in Cinque's view, provides the best chance of capturing the excess return associated with the Fund's long portfolio, while reducing the downside risk associated with the market. Cinque also may sell call options to take advantage of what it perceives to be mispriced options premiums based on its view of market volatility.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INVESTMENTS IN INVESTMENT COMPANIES AND OTHER POOLED VEHICLES - To the extent the Fund invests in other investment companies, such as ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. Such risks are described below. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

EQUITY RISK - The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

DERIVATIVES RISK - Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. In particular, the Fund may engage in option collars. An option collar involves the purchase of a put option on a security owned by the Fund while writing a call option on the same security. The put option leg of the collar enables the Fund to sell the instrument underlying the option at a fixed price (i.e., the strike price), thereby hedging against a decline in the market value of the underlying security. The call option leg of the collar obligates the Fund to deliver the underlying security at a higher strike price than the strike price of the put option leg. Although the Fund receives a premium for writing the call option contract, the Fund's upside potential is limited if the security's market price exceeds the call option's strike price. Therefore, an option collar provides protection from extreme downward price movement, but limits the asset's upward price movement at the call option strike price.

Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost") serves as investment adviser to the Fund. Cinque Partners LLC ("Cinque") serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Alan Adelman, Managing Partner and Chief Investment Officer at Cinque, has served on the portfolio team for the Fund since its inception.

Jack Cowling, CFA, Senior Portfolio Manager and Partner at Cinque, has served on the portfolio team for the Fund since its inception.

Fred Wahl, CFA, CIMA, Senior Portfolio Manager and Partner at Cinque, has served on the portfolio team for the Fund since its inception.

Pierre Brachet, CFA, Portfolio Manager and Partner at Cinque, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION

The distributions made by the Fund generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 12 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares of a Fund for the first time, you must invest at least $2,500 ($1,500 for individual retirement accounts ("IRAs")). Your subsequent investments in a Fund must be made in amounts of at least $500. Systematic planned contributions are required to be at least $100. Each Fund reserves the right to waive the minimum initial investment amount in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House (subject to certain account minimums) or by contacting the Funds directly by mail at: Frost Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Frost Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-71-FROST.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goal. The judgments of the Funds' investment managers about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Fund's investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities in which the Funds invest include public and privately issued equity securities, common and preferred stocks, warrants, interests in MLPs and royalty trusts, shares of ADRs and REITs, as well as shares of ETFs that attempt to track the price movement of equity indices, and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market value of the Funds' fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK -- The Funds' investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the

United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TAX RISK - To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, among other things, each Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If certain relief provisions are not available to a Fund for any year in which it fails to qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

MORE INFORMATION ABOUT FUND INVESTMENTS

Each Fund's investment objective may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Funds' investment managers believe that the risk of loss outweighs the opportunity for a Fund to achieve its investment objective.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER

Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas, 78299-2509. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of September 30, 2012, the Adviser had approximately $[XX] billion in assets under management.

The Adviser oversees Cinque Partners LLC (the "Sub-Adviser"), the sub-adviser to the Frost Cinque Large Cap Buy-Write Equity Fund to ensure its compliance with the investment policies and guidelines of the Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For its services under the Sub-

Advisory Agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding certain levels as set forth below ("Expense Limitation"). The Adviser intends to continue these expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual Fund operating expenses and the Expense Limitation set forth below to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement was in place. The table below shows the rate of each Fund's investment advisory fee and the Adviser's voluntary Expense Limitation for each Fund.


--------------------------------------------------------------------------------
                                                                 EXPENSE
FUND                                      ADVISORY FEE          LIMITATION
--------------------------------------------------------------------------------
Frost High Income Bond Fund                  0.60%                 1.25%
--------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write
Equity Fund                                  0.90%                 1.75%
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Jeffery Elswick is primarily responsible for the day-to-day management of the Frost High Income Bond Fund. Mr. Elswick joined Frost Bank, the parent company of the Adviser, in 2006. Prior to joining Frost Bank, Mr. Elswick served as a fixed income portfolio manager, analyst and trader at Capital One Financial Corporation from 2000 to 2006. He received a master of science in finance degree and a bachelor's of business administration degree from Texas A&M University.

SUB-ADVISER

The Sub-Adviser for the Frost Cinque Large Cap Buy-Write Equity Fund, Cinque Partners LLC, is responsible for the day-to-day management of these Funds, subject to the general supervision of the Board and the Adviser and in accordance with the investment objectives, policies and restrictions of the Fund.

Cinque is a Delaware limited liability company established in 2011. Cinque's principal place of business is 11836 San Vicente Boulevard, Los Angeles, CA 90049. As of September 30, 2012, Cinque had approximately $170 million in assets under management. Cinque is responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund's investments.

Alan Adelman, is jointly and primarily responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund. Mr. Adelman joined Cinque in 2012. Prior to Cinque, Mr. Adelman joined Wells Fargo Private Client Services (PCS) in 2000 as its Chief Investment Strategist, providing investment strategy for 220 portfolio managers, 1200 registered representatives, 600 personal trust officers and 150 private bankers. He served as the Chief Investment Officer for Wells Fargo's offshore trust company and he oversaw the PCS Flagship Wells Fargo Signature Core Equity Strategy, which was used as the model for separate accounts, commingled funds and unit trusts. He received his BS from Arizona State University. Alan also completed the United Asset Management Leadership Program at Harvard Business School and the Equity Derivatives Program at the Columbia University School of Business.

Jack Cowling, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund. Mr. Cowling joined Cinque in 2012. Prior to Cinque, Mr. Cowling joined Wells Fargo Private Client Services (PCS) in 2001 as Senior Portfolio Manager, providing investment strategy and advice for local Bank clients. He served as a senior member of the PCS Flagship Wells Fargo Signature Core Equity Strategy Team, which is used as the model for separate accounts, commingled funds and unit trusts. Prior to joining Wells Fargo, Jack was a Senior Partner and Manager of Quantitative Research for First Investment Advisors, a private client advisory firm based in Charlotte, North Carolina. He received his Bachelor degree Suma Cum Laude from the University of North Florida.

Fred Wahl, CFA, CIMA, is jointly and primarily responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund. Mr. Wahl joined Cinque in 2012. Prior to Cinque, Mr. Wahl worked with a team of portfolio managers and relationship managers providing alternative investment and advisory services to ultra-high net worth clients of Wells Fargo. Mr. Wahl was also a contributor to the Wells Fargo Wealth Management Investment Strategy team and was one of the creators of the stock ranking and target price models used to assess attractiveness of holdings within Wells Fargo client portfolios. He has over 30 years of experience, primarily in the trust and investment management business (and 2 years as an institutional broker). Prior to joining Wells Fargo in 1992, he managed the fixed income portion of the American Airlines pension plan as a member of the in-house portfolio management team, and supported its plan sponsor group with equity analysis to aid in monitoring over 40 outside investment managers. Mr. Wahl's early career consisted of work in traditional Trust investment management, bank portfolio management, and chief investment officer of a bank-owned registered investment advisor. He received his Bachelor of Science in Economics & Finance from Lehigh University.

Pierre Brachet, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund. Mr. Brachet joined Cinque in 2012. Prior to Cinque 'Mr. Brachet provided statistical analysis and data management support for Private Client Services' (PCS) Wells Fargo Signature Core equity model as well as for the PCS Asset Allocation team. He received his MBA from Portland State University.

ADDITIONAL INFORMATION

A discussion regarding the basis for the Board's approval of the investment advisory contract with the Adviser, on behalf of the Funds, and the sub-advisory contracts between the Adviser and the Sub-Adviser will be available in the Funds' Semi-Annual Report to Shareholders.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Funds.

Class A Shares are for individual and retail investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Frost Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Frost Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Frost Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds c/o DST Systems, Inc., 430 West 7(th) Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $2,500 or a minimum initial investment for IRA accounts of $1,500 for Class A Shares. Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100. A Fund reserves the right to waive the minimum investment amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

         o        The Fund name;
         o        The account number;
         o        The dollar amount or number of shares you wish to redeem;
         o        The account name(s); and
         o The address to which redemption (sale) proceeds should be sent.


All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-877-71-FROST for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-FROST to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $25,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES

At no charge, you may exchange Class A Shares of a Fund for Class A Shares of another Fund in the Frost Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC") and/or redemption fee.

You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment.

The following is representative of the Frost Cinque Large Cap Buy-Write Equity
Fund:

------------------------------------------------------------------------------------------------------------
                                                                                     YOUR SALES CHARGE AS
                                                          YOUR SALES CHARGE             A PERCENTAGE
                                                          AS A PERCENTAGE               OF YOUR NET
CLASS A SHARES          IF YOUR INVESTMENT IS:            OF OFFERING PRICE              INVESTMENT
------------------------------------------------------------------------------------------------------------
                        LESS THAN $500,000                      3.25%                      3.36%
                        $500,000 BUT LESS THAN
                        $1,000,000                              2.00%                      2.04%
                        $1,000,000 AND OVER*                    None                       None


The following is representative of the Frost High Income Bond Fund:

------------------------------------------------------------------------------------------------------------
                                                                                     YOUR SALES CHARGE AS
                                                          YOUR SALES CHARGE             A PERCENTAGE
                                                          AS A PERCENTAGE               OF YOUR NET
CLASS A SHARES          IF YOUR INVESTMENT IS:            OF OFFERING PRICE              INVESTMENT
------------------------------------------------------------------------------------------------------------
                        LESS THAN $1,000,000                    2.25%                      2.30%
                        $1,000,000 AND OVER*                    None                       None

*IF YOU ARE IN A CATEGORY OF INVESTORS WHO MAY PURCHASE FUND SHARES WITHOUT A FRONT-END SALES CHARGE, YOU WILL BE SUBJECT TO A 1.00% DEFERRED SALES CHARGE IF YOU REDEEM YOUR SHARES WITHIN 12 MONTHS OF PURCHASE.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o        through reinvestment of dividends and distributions;
o through an asset allocation account advised by the Adviser or one of its affiliates;
o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");
o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
o by employees, and members of their immediate family, of the Adviser and its affiliates;
o        by retirees of the Adviser and its affiliates;
o by employees and retirees of the SEI Investments Global Funds Services (the "Administrator") or the Distributor;
o        by Trustees and officers of The Advisors' Inner Circle Fund II;
o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Adviser;
o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or
o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front- end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE -- CLASS A SHARES

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of all the Frost Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares of all other Frost Funds you purchased previously that are currently held for (i) your account,
(ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase Class A Shares of one or more Frost Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of one or more Frost Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send a Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Funds' Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine purchases of Class A Shares (that are subject to a sales charge) of all Frost Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

o an individual, his or her spouse, or children residing in the same household;
o       any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS

o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (E.G., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of
(1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in Class A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.

In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund Shares.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a distribution plan for Class A Shares that allows the Funds to pay distribution for the sale and distribution of their shares, and for distributor services provided to shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Class A Shares of each Fund is 0.25% .

DIVIDENDS AND DISTRIBUTIONS

Normally, the Frost Cinque Large Cap Buy-Write Equity Fund distributes its net investment income and make distributions of its net realized capital gains, if any, at least annually. Normally, the Frost High Income Bond Fund distributes its net investment income, if any, quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended. Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the reduced tax rates applicable to qualified dividend income and long-term capital gains will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions from the Frost High Income Bond Fund are generally not expected to qualify for the reduced tax rates on qualified dividend income.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

Distributions paid in January but declared by the Funds in October, November or December of the previous year will be taxable to you in the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when a Fund expects to make a distribution to shareholders.

Each sale of shares of a Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

To the extent that a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. A Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                       THE ADVISORS' INNER CIRCLE FUND II

                          FROST HIGH INCOME BOND FUND

                  FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

INVESTMENT ADVISER

Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor
P.O. Box 2509
San Antonio, Texas 78299-2509

SUB-ADVISER TO THE FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Cinque Capital LLC
11836 San Vicente Boulevard
Los Angeles, CA 90049

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-71-FROST (1-877-713-7678)

BY MAIL:      Frost Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.frostbank.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS
                               NOVEMBER 28, 2012

                          FROST HIGH INCOME BOND FUND
                             TICKER SYMBOL: _______

                  FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND
                             TICKER SYMBOL: _______

                           INSTITUTIONAL CLASS SHARES

                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                           PAGE
FROST HIGH INCOME BOND FUND
INVESTMENT OBJECTIVE ........................................ 2
FUND FEES AND EXPENSES ...................................... 2
PRINCIPAL INVESTMENT STRATEGIES ............................. 2
PRINCIPAL RISKS ............................................. 3
PERFORMANCE INFORMATION ..................................... 6
INVESTMENT ADVISER .......................................... 6
PORTFOLIO MANAGERS .......................................... 6
TAX INFORMATION ............................................. 6
FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND ................ 7
INVESTMENT OBJECTIVE ........................................ 7
FUND FEES AND EXPENSES ...................................... 7
PRINCIPAL INVESTMENT STRATEGIES ............................. 8
PRINCIPAL RISKS ............................................. 8
PERFORMANCE INFORMATION .....................................10
INVESTMENT ADVISER ..........................................10
PORTFOLIO MANAGERS ..........................................10
TAX INFORMATION .............................................10
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
  SHARES AND FINANCIAL INTERMEDIARY COMPENSATION ............12
MORE INFORMATION ABOUT RISK .................................13
MORE INFORMATION ABOUT FUND INVESTMENTS .....................14
INFORMATION ABOUT PORTFOLIO HOLDINGS ........................14
INVESTMENT ADVISER ..........................................14
PORTFOLIO MANAGERS ..........................................15
SUB-ADVISER .................................................15
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..............17
SHAREHOLDER SERVICING ARRANGEMENTS ..........................21
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................22
OTHER POLICIES ..............................................22
DIVIDENDS AND DISTRIBUTIONS .................................24
TAXES .......................................................25
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ......Back Cover

FROST HIGH INCOME BOND FUND

INVESTMENT OBJECTIVE

The Frost High Income Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                     INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.60%
--------------------------------------------------------------------------------
Other Expenses(1)                                               0.78%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                              0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.39%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 YEAR                   3 YEARS
--------------------------------------------------------------------------------
                   $142                    $440
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign corporate issuers and related instruments discussed below. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in high yield fixed income securities, also referred to as "junk" bonds, which are generally rated below BBB- by Standard & Poor's Ratings Services or Fitch, Inc. or Baa3 by Moody's Investor Service at the time of purchase or are unrated but judged to be of comparable quality by Frost Investment Advisors, LLC, the Fund's investment adviser (the "Adviser"). The Fund also may invest in both investment grade and below investment grade-rated mortgage-backed and asset-backed securities. All securities in which the Fund invests will be denominated in U.S. dollars. As an alternative to investing directly in fixed income securities, the Fund may use structured notes, a form of derivatives instrument, that are intended to provide economic exposure to the securities or the issuer. Structured notes that provide exposure to fixed income securities are taken into account when determining compliance with the Fund's 80% policy described above.

The Fund seeks to achieve its objective through a combination of active portfolio management, a focus on relative value opportunities, sector weightings and individual asset selection. In selecting assets for the Fund, the Adviser uses a top-down approach to analyze industry fundamentals and select individual securities based on its view of their relative value and interest rate characteristics. The Adviser also will consider its view of the yield curve and the potential for individual securities to produce consistent income. The Adviser expects that more than half of the Fund's returns will be derived from credit risk, rather than interest rate risk.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. For a Fund of this type, credit risk is an important contributing factor over time to the performance of the Fund.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

DERIVATIVES RISK - Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

STRUCTURED NOTE RISK - The Fund may invest in fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

MARKET RISK - The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

ISSUER RISK - The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LEVERAGE RISK - The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK - The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK - Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

PREPAYMENT AND EXTENSION RISK - Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

MANAGEMENT RISK - The risk that the investment techniques and risk analyses applied by the adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGER

Jeffrey Elswick, Senior Fund Manager, Director of Fixed Income, and Managing Director of Frost, has been the portfolio manager for the Fund since its inception. Mr. Elswick is supported by a team of appropriately trained, qualified analysts and fixed income traders.

TAX INFORMATION

The distributions made by the Fund generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 12 OF THE PROSPECTUS.

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

INVESTMENT OBJECTIVE

The Frost Cinque Large Cap Buy-Write Equity Fund (the "Fund") seeks long-term capital appreciation and current income.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                      INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.90%
--------------------------------------------------------------------------------
Other Expenses(1)                                               0.67%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                              0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.72%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 YEAR                   3 YEARS
--------------------------------------------------------------------------------
                   $175                     $542
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies and related instruments described below. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund primarily will invest in common stocks, but may also invest in exchange traded funds ("ETFs") and buy or sell call and buy put options on a single asset, a market sector or an index. The Adviser generally considers large-capitalization companies to be those companies with market capitalizations of $1 billion or greater. ETFs designed to track the performance of large capitalization companies and options on securities of large capitalization companies are taken into account when determining compliance with the Fund's 80% policy described above.

In constructing the Fund's portfolio, the Fund's sub-adviser, Cinque Partners LLC ("Cinque"), uses a systematic, proprietary process that combines individual stock selection and sector and index exposures into a portfolio that is then coupled with an option hedging strategy. Cinque selects stocks for the Fund using its Combo Rank Stock model, which analyzes measures of value, growth, balance sheet analysis and overall profitability of a company. The output of this model is then ranked within each economic sector of the S&P Composite 1500 Index universe. Cinque then selects a stock based on its ratings and establishes a target weight that is based on Cinque's thorough qualitative and quantitative assessment of that company's risk-reward characteristics. Sector or index ETFs may also be selected to capture macroeconomic performance inputs through the economic cycle. Throughout this process, Cinque continuously analyzes it investment thesis and the potential downside, placing an emphasis on validating model assumptions related to the achievement of the price targets, operating trends, and quality characteristics.

Cinque also intends to utilize an option strategy that includes buy-writes, protective puts and long-call options in an attempt to improve portfolio downside protection and increase portfolio income. Cinque analyzes over 400 different options combinations, using S&P 500 Index options, to arrive at the position that, in Cinque's view, provides the best chance of capturing the excess return associated with the Fund's long portfolio, while reducing the downside risk associated with the market. Cinque also may sell call options to take advantage of what it perceives to be mispriced options premiums based on its view of market volatility.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INVESTMENTS IN INVESTMENT COMPANIES AND OTHER POOLED VEHICLES - To the extent the Fund invests in other investment companies, such as ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. Such risks are described below. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations.

The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

EQUITY RISK - The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

DERIVATIVES RISK - Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. In particular, the Fund may engage in option collars. An option collar involves the purchase of a put option on a security owned by the Fund while writing a call option on the same security. The put option leg of the collar enables the Fund to sell the instrument underlying the option at a fixed price (i.e., the strike price), thereby hedging against a decline in the market value of the underlying security. The call option leg of the collar obligates the Fund to deliver the underlying security at a higher strike price than the strike price of the put option leg. Although the Fund receives a premium for writing the call option contract, the Fund's upside potential is limited if the security's market price exceeds the call option's strike price. Therefore, an option collar provides protection from extreme downward price movement, but limits the asset's upward price movement at the call option strike price.

Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost") serves as investment adviser to the Fund. Cinque Partners LLC ("Cinque") serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Alan Adelman, Managing Partner and Chief Investment Officer at Cinque, has served on the portfolio team for the Fund since its inception.

Jack Cowling, CFA, Senior Portfolio Manager and Partner at Cinque, has served on the portfolio team for the Fund since its inception.

Fred Wahl, CFA, CIMA, Senior Portfolio Manager and Partner at Cinque, has served on the portfolio team for the Fund since its inception.

Pierre Brachet, CFA, Portfolio Manager and Partner at Cinque, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION

The distributions made by the Fund generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 12 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares of a Fund for the first time, you must invest at least $1,000,000 for Institutional Class Shares. Each Fund reserves the right to waive the minimum initial investment amount in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") by contacting the Funds directly by mail at: Frost Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Frost Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-71-FROST.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The judgments of the Funds' investment managers about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Fund's investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities in which the Funds invest include public and privately issued equity securities, common and preferred stocks, warrants, interests in MLPs and royalty trusts, shares of ADRs and REITs, as well as shares of ETFs that attempt to track the price movement of equity indices, and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market value of the Funds' fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK -- The Funds' investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the

United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TAX RISK -- To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If certain relief provisions are not available to the Fund for any year in which it fails to qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

MORE INFORMATION ABOUT FUND INVESTMENTS

Each Fund's investment objective may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Funds' investment managers believe that the risk of loss outweighs the opportunity for a Fund to achieve its investment objective.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER

Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas, 78299-2509. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of September 30, 2012, the Adviser had approximately $[XX] billion in assets under management.

The Adviser oversees Cinque Partners LLC (the "Sub-Adviser"), the sub-adviser to the Frost Cinque Large Cap Buy-Write Equity Fund to ensure its compliance with the investment policies and guidelines of the Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For its services under the Sub-

Advisory Agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding certain levels as set forth below ("Expense Limitation"). The Adviser intends to continue these expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual Fund operating expenses and the Expense Limitation set forth below to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement was in place. The table below shows the rate of each Fund's investment advisory fee and the Adviser's voluntary Expense Limitation for each Fund.

--------------------------------------------------------------------------------
                                                                 EXPENSE
FUND                                      ADVISORY FEE          LIMITATION
--------------------------------------------------------------------------------
Frost High Income Bond Fund                  0.60%                1.00%
--------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write
Equity Fund                                  0.90%                1.50%
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Jeffery Elswick is primarily responsible for the day-to-day management of the Frost High Income Bond Fund. Mr. Elswick joined Frost Bank, the parent company of the Adviser, in 2006. Prior to joining Frost Bank, Mr. Elswick served as a fixed income portfolio manager, analyst and trader at Capital One Financial Corporation from 2000 to 2006. He received a master of science in finance degree and a bachelor's of business administration degree from Texas A&M University.

SUB-ADVISER

The Sub-Adviser for the Frost Cinque Large Cap Buy-Write Equity Fund, Cinque Partners LLC, is responsible for the day-to-day management of these Funds, subject to the general supervision of the Board and the Adviser and in accordance with the investment objectives, policies and restrictions of the Fund.

Cinque is a Delaware limited liability company established in 2011. Cinque's principal place of business is 11836 San Vicente Boulevard, Los Angeles, CA 90049. As of September 30, 2012, Cinque had approximately $170 million in assets under management. Cinque is responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund's investments.

Alan Adelman, is jointly and primarily responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund. Mr. Adelman joined Cinque in 2012. Prior to Cinque, Mr. Adelman joined Wells Fargo Private Client Services (PCS) in 2000 as its Chief Investment Strategist, providing investment strategy for 220 portfolio managers, 1200 registered representatives, 600 personal trust officers and 150 private bankers. He served as the Chief Investment Officer for Wells Fargo's offshore trust company and he oversaw the PCS Flagship Wells Fargo Signature Core Equity Strategy, which was used as the model for separate accounts, commingled funds and unit trusts. He received his BS from Arizona State University Alan also completed the United Asset Management Leadership Program at Harvard Business School and the Equity Derivatives Program at the Columbia University School of Business.

Jack Cowling, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund. Mr. Cowling joined Cinque in 2012. Prior to Cinque, Mr. Cowling joined Wells Fargo Private Client Services (PCS) in 2001 as Senior Portfolio Manager, providing investment strategy and advice for local Bank clients. He served as a senior member of the PCS Flagship Wells Fargo Signature Core Equity Strategy Team, which is used as the model for separate accounts, commingled funds and unit trusts. Prior to joining Wells Fargo, Jack was a Senior Partner and Manager of Quantitative Research for First Investment Advisors, a private client advisory firm based in Charlotte, North Carolina. He received his Bachelor degree Suma Cum Laude from the University of North Florida.

Fred Wahl, CFA, CIMA, is jointly and primarily responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund. Mr. Wahl joined Cinque in 2012. Prior to Cinque, Mr. Wahl worked with a team of portfolio managers and relationship managers providing alternative investment and advisory services to ultra-high net worth clients of Wells Fargo. Mr. Wahl was also a contributor to the Wells Fargo Wealth Management Investment Strategy team and was one of the creators of the stock ranking and target price models used to assess attractiveness of holdings within Wells Fargo client portfolios.
 He has over 30 years of experience, primarily in the trust and investment management business (and 2 years as an institutional broker). Prior to joining Wells Fargo in 1992, he managed the fixed income portion of the American Airlines pension plan as a member of the in-house portfolio management team, and supported its plan sponsor group with equity analysis to aid in monitoring over 40 outside investment managers. Mr. Wahl's early career consisted of work in traditional Trust investment management, bank portfolio management, and chief investment officer of a bank-owned registered investment advisor. He received his Bachelor of Science in Economics & Finance from Lehigh University

Pierre Brachet, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund. Mr. Brachet joined Cinque in 2012. Prior to Cinque 'Mr. Brachet provided statistical analysis and data management support for Private Client Services' (PCS) Wells Fargo Signature Core equity model as well as for the PCS Asset Allocation team. He received his MBA from Portland State University.

ADDITIONAL INFORMATION

A discussion regarding the basis for the Board's approval of the investment advisory contract with the Adviser, on behalf of the Funds, and the sub-advisory contracts between the Adviser and the Sub-Adviser will be available in the Funds' Semi-Annual Report to Shareholders.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares of the Funds.

Institutional Class Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Frost Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Frost Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Frost Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $1,000,000 for Institutional Class Shares. There is no minimum for subsequent investments. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

         o        The Fund name;
         o        The account number;
         o        The dollar amount or number of shares you wish to redeem;
         o        The account name(s); and
         o The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-877-71-FROST for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-FROST to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

EXCHANGING SHARES

At no charge, you may exchange Institutional Class Shares of a Fund for Institutional Class Shares of another Fund in the Frost Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC") and/or redemption fee.

You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares. If your Frost International Equity Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.

In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fundsn define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Frost Cinque Large Cap Buy-Write Equity Fund distributes its net investment income and make distributions of its net realized capital gains, if any, at least annually. Normally, the Frost High Income Bond Fund distributes its net investment income, if any, quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the

Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended. Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the reduced tax rates applicable to qualified dividend income and long-term capital gains will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions from the Frost High Income Bond Fund are generally not expected to qualify for the reduced tax rates on qualified dividend income.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

Distributions paid in January but declared by the Funds in October, November or December of the previous year will be taxable to you in the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when a Fund expects to make a distribution to shareholders.

Each sale of shares of a Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

To the extent that a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. A Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                       THE ADVISORS' INNER CIRCLE FUND II

                          FROST HIGH INCOME BOND FUND

                  FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

INVESTMENT ADVISER

Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor
P.O. Box 2509
San Antonio, Texas 78299-2509

SUB-ADVISER TO THE FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Cinque Capital LLC
11836 San Vicente Boulevard
Los Angeles, CA 90049

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

BY TELEPHONE:     1-877-71-FROST (1-877-713-7678)

BY MAIL:          Frost Funds
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

BY INTERNET:      www.frostbank.com


FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                             SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
    MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE
                   WHERE THE OFFER OR SALE IS NOT PERMITTED.

                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                          FROST HIGH INCOME BOND FUND
                    (INSTITUTIONAL CLASS SHARES:___________)
                         (CLASS A SHARES: ___________)

                  FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND
                    (INSTITUTIONAL CLASS SHARES:___________)
                         (CLASS A SHARES: ___________)

              EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND II
                               NOVEMBER 28, 2012

                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Frost High Income Bond Fund and the Frost Cinque Large Cap Buy-Write Equity Fund (each, a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Prospectuses dated November 28, 2012. Capitalized terms not defined herein are defined in the Prospectuses. Shareholders may obtain a Prospectus free of charge by calling toll-free 1-877-71-FROST (1-877-713-7678).


TABLE OF CONTENTS
THE TRUST ................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND
POLICIES .................................................................1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................2
INVESTMENT LIMITATIONS ..................................................34
THE ADVISER AND SUB-ADVISER .............................................36
PORTFOLIO MANAGERS ......................................................38
THE ADMINISTRATOR .......................................................40
THE DISTRIBUTOR .........................................................41
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................42
THE TRANSFER AGENT ......................................................43
THE CUSTODIAN ...........................................................43
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................43
LEGAL COUNSEL ...........................................................44

TRUSTEES AND OFFICERS OF THE TRUST .....................................44
PURCHASING AND REDEEMING SHARES ........................................54
DETERMINATION OF NET ASSET VALUE .......................................55
TAXES ..................................................................56
FUND TRANSACTIONS ......................................................64
PORTFOLIO HOLDINGS .....................................................66
DESCRIPTION OF SHARES ..................................................67
SHAREHOLDER LIABILITY ..................................................67
LIMITATION OF TRUSTEES' LIABILITY ......................................68
PROXY VOTING ...........................................................68
CODES OF ETHICS ........................................................68
5% AND 25% SHAREHOLDERS ................................................68
APPENDIX A -- DESCRIPTION OF RATINGS ..................................A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ....................B-1



November 28, 2012

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to any liabilities related thereto. Each Fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in Institutional Class Shares and Class A Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "The Distributor" section in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective(s) and principal investment strategies are described in the Funds' prospectuses. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectuses. For a description of certain permitted investments discussed below, see the "Description of Permitted Investments" section in this SAI.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund's investment objective(s) and permitted by the Fund's stated investment policies.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS -- Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS -- Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES -- Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and each Fund's investment managers takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS -- A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

MASTER LIMITED PARTNERSHIPS -- Master Limited Partnerships ("MLPs") are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

REAL ESTATE INVESTMENT TRUSTS -- A Real Estate Investment Trust (a "REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Underlying ETF invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Underlying ETF's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

EXCHANGE-TRADED FUNDS -- The Funds may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An "enhanced ETF" seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS -- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

         o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
         o Factors affecting an entire industry, such as increases in production costs; and
         o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES -- Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES -- Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") -- Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Each Fund's investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES -- Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Each Fund's investment managers may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by each Fund's investment managers.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Each Fund's investment managers' opinion be equivalent to the long-term bond or commercial paper ratings stated above. Each Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Each

Fund's investment managers may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

Each Fund's investment managers have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which Each Fund's investment managers believes present minimum credit risks, and each Fund's investment managers would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES -- With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted.

Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by a Fund and the value of a Fund's investments.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -- GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -- FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC -- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

         o payments of interest and principal are more frequent (usually monthly); and
         o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a

Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which consists of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") -- CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche", may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.

The credit risk of all CMOs are not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs are heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS -- A Fund will only invest in a security issued by a commercial bank if the bank:

         o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);
         o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
         o is a foreign branch of a U.S. bank and each Fund's investment managers believe the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS -- Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE -- A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A --Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

EXCHANGE-TRADED NOTES -- Certain Funds may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, each Fund's investment managers may determine that it is of investment-grade. Each Fund's investment managers may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

Each Fund's investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. Each Fund's investment managers monitor the rating of the security and will take such action, if any, it believe appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

         o They can invest directly in foreign securities denominated in a foreign currency;
         o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
         o        They can invest in investment funds.


TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer 's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS -- An "emerging market country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

         o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
         o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
         o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
         o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
         o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U. S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- Each Fund's investment managers anticipate that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

         o are generally more volatile than, and not as developed or efficient as, those in the United States;

         o        have substantially less volume;

         o trade securities that tend to be less liquid and experience rapid and erratic price movements;

         o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

         o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

         o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

         o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

         o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

         o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

         o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

         o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

         o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

         o        It may be expensive to convert foreign currencies into U.S.
                  dollars and vice versa;
         o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
         o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
         o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
         o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
         o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

         o        Have relatively unstable governments;
         o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
         o Offer less protection of property rights than more developed countries; and
         o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements and interpretation of the SEC and its staff.

TYPES OF DERIVATIVES:

FUTURES -- A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade --known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS -- An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). As with futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

         o        Allowing it to expire and losing its entire premium;
         o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
         o        Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

         o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
         o A call option on the same security or index with the same or lesser exercise price;
         o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
         o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
         o In the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, a Fund may cover the put option by, among other things:

         o        Entering into a short position in the underlying security;
         o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
         o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
         o        Maintaining the entire exercise price in liquid securities.


o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

         o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).
         o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.
         o        Do not require an initial margin deposit.
         o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES -- A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS -- A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets --during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS -- Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES -- A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. Each Fund's investment managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

         o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
         o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
         o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY -- Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

         o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
         o have to purchase or sell the instrument underlying the contract;
         o        not be able to hedge its investments; and
         o        not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

         o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
         o unusual or unforeseen circumstances may interrupt normal operations of an exchange;
         o the facilities of the exchange may not be adequate to handle current trading volume;
         o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
         o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK -- If each Fund's investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on each Fund's investment managers expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on each Fund's investment managers expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK -- At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN -- Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE -- The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

         o        actual and anticipated changes in interest rates;
         o        fiscal and monetary policies; and
         o        national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchases of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by each Fund's investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A --Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by each Fund's investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of each Fund's investment managers, liquidity or other considerations so warrant.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser, Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, each Fund's investment managers determine the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, each Fund's investment managers may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES

As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective(s), the following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Each Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Further,

7. The Frost High Income Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities and structured notes that provide exposure to high yield fixed income securities without 60 days' prior written notice to shareholders.

8. The Frost Cinque Large Cap Buy-Write Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of large-capitalization companies, ETFs designed to track the performance of large capitalization companies and options on securities of large capitalization companies without 60 days' prior written notice to shareholders.

Except with respect to the Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

Frost Investment Advisors, LLC (the "Adviser" or "Frost"), an affiliate of Frost Bank, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser, a Delaware limited liability company, was established in December of 2007 and offers investment management services for institutions and retail clients. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas 78299-2509. The Adviser is a subsidiary of Frost Bank, a national bank. Frost Bank is a subsidiary of Cullen/Frost Bankers, Inc., a Texas Corporation.

The Adviser has delegated the authority to manage the Frost Cinque Large Cap Buy-Write Equity Fund to Cinque Partners LLC (the "Sub-Adviser").

The Adviser monitors the Sub-Adviser to ensure their compliance with the investment policies and guidelines of the Frost Cinque Large Cap Buy-Write Equity Fund and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Frost Cinque Large Cap Buy-Write Equity Fund. The Trust's Board of Trustees (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 5, 2008, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates set forth in the table below based on the average daily net assets of each Fund. For its services under the sub-advisory agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below (the "Expense Limitation"). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense limitation set forth below to recover all or a portion of its prior reductions or reimbursements made during the preceding three-year period during which the agreement was in place. The table below shows the rate of each Fund's investment advisory fee and the Adviser's voluntary Expense Limitation for each Fund.

--------------------------------------------------------------------------------
                                                   EXPENSE        EXPENSE
                                     ADVISORY     LIMITATIONS    LIMITATIONS
FUND                                   FEE      (INSTITUTIONAL    (CLASS A
                                                 CLASS SHARES)     SHARES)
--------------------------------------------------------------------------------
Frost High Income Bond Fund           0.60%         1.00%          1.25%
--------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write
Equity Fund                           0.90%         1.50%          1.75%
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER

Cinque Partners LLC, a Delaware corporation established in 2011, serves as the sub-adviser to the Frost Cinque Large Cap Buy-Write Equity Fund. The Sub-Adviser's principal place of business is located at 11836 San Vicente Boulevard, Los Angeles, CA 90049. As of September 30, 2012, Cinque had approximately $170 million in assets under management. The Sub-Adviser is responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund's investments.

SUB-ADVISORY AGREEMENT. The Adviser and the Sub-Adviser have entered into investment sub-advisory agreements dated [XX] (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser for the Frost Cinque Large Cap Buy-Write Equity Fund, makes investment decisions for the Fund and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties thereunder or its negligent disregard of its obligation and duties thereunder.

SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the annual rate of 0.60% of the average daily net assets of the Frost Cinque Large Cap Buy-Write Equity Fund.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. The Adviser, and with respect to the Frost Cinque Large Cap Buy-Write Equity Fund, the Sub-Adviser, compensate each Fund's portfolio managers for their management of the Funds. Compensation for the Adviser's portfolio managers includes an annual salary, 401(k) retirement plan and, at the discretion of management, an annual bonus and company-wide profit sharing provided for employees of Frost Bank. Each portfolio manager of the Adviser currently named in the prospectuses also may own equity shares in Frost Bank, the parent company of the Adviser, either directly or through a 401(k) retirement savings plan or a profit sharing plan. Both the salary and potential bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The awarding of a bonus is subjective. Criteria that are considered in formulating a bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the manager's specific fund(s); multiple year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the manager's specific fund(s) and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of the manager's specific fund(s), such benefits accrue from the overall financial performance of the manager's specific fund(s).

The Sub-Adviser compensates the Frost Cinque Large Cap Buy-Write Equity Fund's portfolio managers for their management of the Frost Cinque Large Cap Buy-Write Equity Fund. Each of the Sub-Adviser's portfolio managers is a partial owner of a percentage of the Sub-Adviser and as such will receive an allocation of the annual net distributable income as a result of the Sub-Adviser's financial results.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. Each Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of such Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). Because each Fund is new, as of the date of this SAI, the portfolio manager did not beneficially own shares of either Fund.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Numbers in parentheses (if any) indicate the accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account. The information below is provided as of July 31, 2012.

--------------------------------------------------------------------------------------------------------
                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                              COMPANIES                   VEHICLES                OTHER ACCOUNTS
--------------------------------------------------------------------------------------------------------
                         NUMBER       TOTAL         NUMBER     TOTAL                          TOTAL
                           OF        ASSETS           OF      ASSETS            NUMBER OF    ASSETS
NAME                     ACCOUNTS   (MILLIONS)     ACCOUNTS (MILLIONS)          ACCOUNTS    (MILLIONS)
--------------------------------------------------------------------------------------------------------
FROST
-----
Jeffrey Elswick            4        $1,373.1          0         $0                 73        $891.6
--------------------------------------------------------------------------------------------------------
CINQUE
------
Alan Adelman               0           0              3        $170                 0          0
--------------------------------------------------------------------------------------------------------
Jack Cowling               0           0              3        $170                 0          0
--------------------------------------------------------------------------------------------------------
Fred Wahl                  0           0              3        $170                 0          0
--------------------------------------------------------------------------------------------------------
Pierre Brachet             0           0              3        $170                 0          0
--------------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. Each portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund's. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of a Fund's trade, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

FROST. Potential conflicts of interest may arise because Frost engages in portfolio management activities for other clients. Frost uses a model portfolio management approach in which all accounts are mirrored to a selected model creating substantially equal treatment in terms of investment strategy and investment opportunity. Frost's trading allocation policy is designed to the best of its ability to ensure that the allocation of trades among its client accounts is done in a manner that is fair and equitable to all clients. When consistent with client objectives, orders are aggregated when possible. If a block trade is filled in different lots with the same broker, where possible, Frost will arrange for these trades to be priced at the average of all of the different lots to ensure that all the account executed at one broker receive the same price.

CINQUE. Potential conflicts of interest may arise because Cinque provides portfolio management services for other clients besides the Frost Cinque Large Cap Buy-Write Equity Fund. Such other clients may have the same or substantially similar investment objectives as the Fund. As a result, Cinque could potentially have an incentive to favor another client account over that of the Fund, including with respect to allocation of investment opportunities. Cinque has policies and procedures in place designed to address such conflicts and to ensure that allocations among all clients are made in a fair and equitable manner. Among other things, Cinque may consider its clients' investment objectives, risk tolerance, return targets, diversification considerations, and liquidity needs.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
    AVERAGE ANNUAL ASSETS)                    FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
           0.10%                                    First $2 billion
--------------------------------------------------------------------------------
           0.08%                                 $2 billion - $3 billion
--------------------------------------------------------------------------------
           0.06%                                    Over $3 billion
--------------------------------------------------------------------------------

The initial annual minimum fee will be based upon the number of portfolios launched within the Frost fund complex as of the inception date of the Frost fund complex. The annual minimum fees assume that each portfolio includes up to two classes and are as follows:

         o The annual minimum fee for the Frost fund complex shall be $900,000 for the initial 8 funds.
         o For each additional fund established after the initial 8 funds in the Frost fund complex, the minimum annual fee for administrative services will be increased by $90,000.
         o In the event that a fund is comprised of more than two classes, the Frost fund complex will be subject to an additional annual fee at a rate of $15,000 per class.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

DEALER REALLOWANCES. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Class A Shares prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

------------------------------------------------------------------------------------------------------------
                                                          $500,000 BUT LESS
FUND                          LESS THAN $500,000          THAN $1,000,000            $1,000,000 AND OVER(1)
------------------------------------------------------------------------------------------------------------
Frost Cinque Large
Cap Buy-Write Equity
Fund                                3.25%                       2.00%                           None
------------------------------------------------------------------------------------------------------------

(1) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.


--------------------------------------------------------------------------------
FUND                          LESS THAN $1,000,000        $1,000,000 AND OVER(1)
--------------------------------------------------------------------------------
Frost High Income Bond              2.25%                         None
Fund
--------------------------------------------------------------------------------

(1) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Advisers and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11(th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (80%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Robert Nesher           Chairman of the       SEI employee 1974 to        Current Directorships: Trustee of The
(08/17/46)              Board of Trustees(1)  present; currently          Advisors' Inner Circle Fund,
                        (since 1991)          performs various            Bishop Street Funds, SEI Daily
                                              services on behalf of       Income Trust, SEI Institutional
                                              SEI Investments for         International Trust, SEI Institutional
                                              which Mr. Nesher is         Investments Trust, SEI Institutional
                                              compensated. President      Managed Trust, SEI Liquid Asset
                                              and Director of SEI         Trust, SEI Asset Allocation Trust,
                                              Structured Credit Fund,     SEI Tax Exempt Trust and Adviser
                                              LP. President and Chief     Managed Trust. President and
                                              Executive Officer of        Director of SEI Structured Credit
                                              SEI Alpha Strategy          Fund, L.P. Director of SEI Global
                                              Portfolios, LP, June        Master Fund plc, SEI Global Assets
                                              2007 to present.            Fund plc, SEI Global Investments
                                              President and Director      Fund plc, SEI Investments--Global
                                              of SEI Opportunity          Funds Services, Limited, SEI
                                              Fund, L.P. to 2010.         Investments Global, Limited, SEI
                                                                          Investments (Europe) Ltd., SEI
                                                                          Investments--Unit Trust
                                                                          Management (UK) Limited, SEI
                                                                          Multi-Strategy Funds PLC, SEI
                                                                          Global Nominee Ltd. and SEI Alpha
                                                                          Strategy Portfolios, LP.

                                                                          Former Directorships: Director of SEI
                                                                          Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------------------
William M. Doran        Trustee(1)            Self-Employed               Current Directorships: Trustee of The
(05/26/40)              (since 1992)          Consultant since 2003.      Advisors' Inner Circle Fund,
                                              Partner at Morgan,          Bishop Street Funds, SEI Daily
                                              Lewis & Bockius LLP         Income Trust, SEI Institutional
                                              (law firm) from 1976 to     International Trust, SEI Institutional
                                              2003. Counsel to the        Investments Trust, SEI Institutional
                                              Trust, SEI Investments,     Managed Trust, SEI Liquid Asset
                                              SIMC, the Administrator     Trust, SEI Asset Allocation Trust and
                                              and the Distributor.        SEI Tax Exempt Trust and Adviser
                                                                          Managed Trust. Director of SEI
                                                                          Alpha Strategy Portfolios, LP.
                                                                          Director of SEI Investments (Europe),
                                                                          Limited, SEI Investments--Global
                                                                          Funds Services, Limited, SEI
                                                                          Investments Global, Limited, SEI
                                                                          Investments (Asia), Limited and SEI
                                                                          Asset Korea Co., Ltd., SEI Global
                                                                          Nominee Ltd. and SEI Investments --
                                                                          Unit Trust Management (UK)
                                                                          Limited. Director of the Distributor
                                                                          since 2003.
--------------------------------------------------------------------------------------------------------------------


                                          46


--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom      Trustee               Self-Employed Business      Current Directorships: Trustee of The
(08/20/34)              (since 2005)          Consultant, Business        Advisors' Inner Circle Fund and
                                              Projects Inc. since 1997.   Bishop Street Funds; Director of
                                                                          Oregon Transfer Co.
--------------------------------------------------------------------------------------------------------------------
John K. Darr            Trustee               Retired. CEO, Office of     Current Directorships: Trustee of The
(08/17/44)              (since 2008)          Finance, Federal Home       Advisors' Inner Circle Fund and
                                              Loan Bank, from 1992 to     Bishop Street Funds. Director of
                                              2007.                       Federal Home Loan Bank of
                                                                          Pittsburgh and Manna, Inc. (non-
                                                                          profit developer of affordable housing
                                                                          for ownership). Director of Meals on
                                                                          Wheels, Lewes/Rehoboth Beach.
--------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.   Trustee               Self Employed               Current Directorships: Trustee of The
(05/28/52)              (since 2011)          Consultant since January    Advisors' Inner Circle Fund and
                                              2012; Director of           Bishop Street Funds.
                                              Endowments and
                                              Foundations,
                                              Morningstar Investment
                                              Management,
                                              Morningstar, Inc.,
                                              February 2010 to May
                                              2011; Director of
                                              International Consulting
                                              and Chief Executive
                                              Officer of Morningstar
                                              Associates Europe
                                              Limited, Morningstar,
                                              Inc., May 2007 to
                                              February 2010; Country
                                              Manager -- Morningstar
                                              UK Limited,
                                              Morningstar, Inc., June
                                              2005 to May 2007.
--------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson     Trustee               Retired. Private Investor   Current Directorships: Trustee of The
(03/01/42)              (since 2005)          since 1994.                 Advisors' Inner Circle Fund,
                                                                          Bishop Street Funds, SEI Asset
                                                                          Allocation Trust, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Tax Exempt Trust and SEI Alpha
                                                                          Strategy Portfolios, LP and Adviser
                                                                          Managed Trust. Director, Federal
                                                                          Agricultural Mortgage Corporation
                                                                          (Farmer Mac) since 1997.
--------------------------------------------------------------------------------------------------------------------


                                             47


--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian      Trustee               Vice President,             Current Directorships: Trustee of The
(01/23/43)              (since 2005)          Compliance, AARP            Advisors' Inner Circle Fund and
                                              Financial Inc. from 2008    Bishop Street Funds.
                                              to 2010. Self-Employed
                                              Legal and Financial
                                              Services Consultant since
                                              2003. Counsel (in-
                                              house) for State Street
                                              Bank from 1995 to 2003.
--------------------------------------------------------------------------------------------------------------------
Bruce Speca             Trustee               Global Head of Asset        Current Directorships: Trustee of The
(02/12/56)              (since 2011)          Allocation, Manulife        Advisors' Inner Circle Fund and
                                              Asset Management            Bishop Street Funds.
                                              (subsidiary of Manulife
                                              Financial), June 2010 to
                                              May 2011; Executive
                                              Vice President --
                                              Investment Management
                                              Services, John Hancock
                                              Financial Services
                                              (subsidiary of Manulife
                                              Financial), June 2003 to
                                              June 2010.
--------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee               Attorney, Solo              Current Directorships:
(04/12/31)              (since 1994)          Practitioner since 1994.    Trustee/Director of The Advisors'
                                                                          Inner Circle Fund, Bishop Street
                                                                          Funds and U.S. Charitable Gift Trust.
                                                                          Trustee of SEI Daily Income Trust,
                                                                          SEI Institutional International Trust,
                                                                          SEI Institutional Investments Trust,
                                                                          SEI Institutional Managed Trust, SEI
                                                                          Liquid Asset Trust, SEI Asset
                                                                          Allocation Trust, SEI Tax Exempt
                                                                          Trust and SEI Alpha Strategy
                                                                          Portfolios, L.P. until December 2010.
--------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr. Trustee               Retired since January       Current Directorships: Trustee/
(11/13/42)              (since 1999)          2012. Self-employed         Director of State Street Navigator
                                              Consultant, Newfound        Securities Lending Trust, The
                                              Consultants Inc. April      Advisors' Inner Circle Fund,
                                              1997 to December 2011.      Bishop Street Funds, SEI Structured
                                                                          Credit Fund, LP, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Asset Allocation Trust, SEI Tax
                                                                          Exempt Trust and SEI Alpha Strategy
                                                                          Portfolios, LP and Adviser Managed
                                                                          Trust; member of the independent
                                                                          review committee for SEI's
                                                                          Canadian-registered mutual funds.

                                                                          Former Directorships: Director of
                                                                          SEI Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.



INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value

         Pricing Committee meets periodically, as necessary, and met twenty-four
         (24) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

         FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

----------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF SHARES
NAME                          DOLLAR RANGE OF FUND SHARES                   (ALL FUNDS)(1)
----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------
Nesher                                 None                                    None
----------------------------------------------------------------------------------------------------
Doran                                  None                                    None
----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
Carlbom                                None                                    None
----------------------------------------------------------------------------------------------------
Darr                                   None                                    None
----------------------------------------------------------------------------------------------------
Grause                                 None                                    None
----------------------------------------------------------------------------------------------------
Johnson                                None                                    None
----------------------------------------------------------------------------------------------------
Speca                                  None                                    None
----------------------------------------------------------------------------------------------------
Krikorian                              None                                    None
----------------------------------------------------------------------------------------------------
Storey                                 None                                    None
----------------------------------------------------------------------------------------------------
Sullivan                               None                                    None
----------------------------------------------------------------------------------------------------

(1)      Valuation date is December 31, 2011.

(2)      The Trust is the only investment company in the Fund Complex.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------------------------------------------------------------------------------------------------------------------------
                                                     PENSION OR
                                                 RETIREMENT BENEFITS          ESTIMATED ANNUAL          TOTAL COMPENSATION FROM
                                AGGREGATE        ACCRUED AS PART OF            BENEFITS UPON               THE TRUST AND FUND
NAME                           COMPENSATION         FUND EXPENSES               RETIREMENT                     COMPLEX(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $0 for service on one (1)
Robert A. Nesher(1)              $0                    N/A                          N/A                 board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $0 for service on one (1)
William M. Doran(1)              $0                    N/A                          N/A                 board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $[XX] for service on one
Charles E. Carlbom              $[XX]                  N/A                          N/A                 (1) board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $[XX] for service on one
John K. Darr                    $[XX]                  N/A                          N/A                 (1) board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $[XX] for service on one
Joseph T. Grause, Jr.           $[XX]                  N/A                          N/A                 (1) board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $[XX] for service on one
Mitchell A. Johnson             $[XX]                  N/A                          N/A                 (1) board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $[XX] for service on one
Bruce Speca                     $[XX]                  N/A                          N/A                 (1) board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $[XX] for service on one
Betty L. Krikorian              $[XX]                  N/A                          N/A                 (1) board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $[XX] for service on one
James M. Storey                 $[XX]                  N/A                          N/A                 (1) board
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $[XX] for service on one
George J. Sullivan              $[XX]                  N/A                          N/A                 (1) board
------------------------------------------------------------------------------------------------------------------------------------

(1)      A Trustee who is an "interested person" as defined by the 1940 Act.

(2)      The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------------------------------------------------------------------------------------------
                   POSITION WITH
NAME AND           TRUST AND LENGTH                                                OTHER DIRECTORSHIPS HELD
DATE OF BIRTH      OF TERM              PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Michael Beattie    President            Director of Client Service at SEI from     None.
(03/13/65)         (since 2011)         2004 to 2011. Vice President at SEI
                                        from 2009 to November 2011.
--------------------------------------------------------------------------------------------------------------
Michael Lawson     Treasurer,           Director, SEI Investments, Fund            None.
(10/08/60)         Controller and       Accounting since July 2005. Manager,
                   Chief Financial      SEI Investments, Fund Accounting at
                   Officer              SEI Investments AVP from April 1995 to
                   (since 2005)         February 1998 and November 1998 to
                                        July 2005.
--------------------------------------------------------------------------------------------------------------
Russell Emery      Chief Compliance     Chief Compliance Officer of SEI            None.
(12/18/62)         Officer              Structured Credit Fund, LP and SEI
                   (since 2006)         Alpha Strategy Portfolios, LP since June
                                        2007. Chief Compliance Officer of SEI
                                        Opportunity Fund, L.P., SEI Institutional
                                        Managed Trust, SEI Asset Allocation
                                        Trust, SEI Institutional International
                                        Trust, SEI Institutional Investments
                                        Trust, SEI Daily Income Trust, SEI
                                        Liquid Asset Trust and SEI Tax Exempt
                                        Trust since March 2006. Director of
                                        Investment Product Management and
                                        Development, SEI Investments, since
                                        February 2003; Senior Investment
                                        Analyst -- Equity Team, SEI Investments,
                                        from March 2000 to February 2003.
--------------------------------------------------------------------------------------------------------------


                                             53

--------------------------------------------------------------------------------------------------------------
                   POSITION WITH
NAME AND           TRUST AND LENGTH                                                OTHER DIRECTORSHIPS HELD IN
DATE OF BIRTH      OF TERM              PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Timothy D. Barto   Vice President and   General Counsel and Secretary of SIMC      None.
(03/28/68)         Assistant Secretary  and the Administrator since 2004. Vice
                   (since 1999)         President of SIMC and the Administrator
                                        since 1999. Vice President and Assistant
                                        Secretary of SEI Investments since 2001.
                                        Assistant Secretary of SIMC, the
                                        Administrator and the Distributor, and
                                        Vice President of the Distributor from
                                        1999 to 2003.
--------------------------------------------------------------------------------------------------------------
Dianne M.          Vice President       Counsel at SEI Investments since 2010.     None.
Sulzbach           and Secretary        Associate at Morgan, Lewis & Bockius
(07/18/77)         (since 2011)         LLP from 2006 to 2010. Associate at
                                        Morrison & Foerster LLP from 2003 to
                                        2006. Associate at Stradley Ronon
                                        Stevens & Young LLP from 2002 to
                                        2003.
--------------------------------------------------------------------------------------------------------------
Keri Rohn          Privacy Officer      Compliance Officer at SEI Investments      None.
(8/24/80)          (since 2009)         since 2003.
                   AML Officer
                   (since 2011)
--------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Advisers, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY

Each Fund intends to qualify and elects to be treated as a regulated investment company (a "RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of each Fund as a RIC if it determines such course of action to be beneficial to shareholders.

To qualify under Subchapter M of the Code as a RIC, each Fund must, among other things distribute to its shareholders each year at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and also must meet several additional requirements. Each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"). In addition, at the close of each quarter of the Funds' taxable year, (i) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of each Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships ("Asset Test"). In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in the Qualifying Income Test will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test if such gains are not directly related to a fund's business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.
Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the Qualifying Income Test or the Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income (for tax years beginning before January 1, 2013). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Different rules apply to pre-enactment net capital losses which can only be carried forward to offset capital gains realized during the eight years following the year of the loss and are treated as a short-term capital loss in the year to which it is carried. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for the Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you and will generally be taxable to you as ordinary income whether you take them in cash or in additional shares.

Distributions by the Funds currently are eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds designate the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section

163(d)(4)(B) of the Code. Distributions that a Fund receives from another investment company or ETF taxable as a regulated investment company will be treated as qualified dividend income only to the extent so designated by such investment company or ETF. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains are taxable as capital gains, while distributions of short-term capital gains and net investment income are generally taxable to shareholders as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains regardless of how long a Fund's shares have been held by the shareholder.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Because the Frost High Income Bond Fund will receive income generally in the form of interest derived from their investments, their dividends are generally not expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

Each Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining a Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). "Net investment income" does not include distributions of exempt-interest.

Legislation passed by Congress in 2008 requires the Funds (or their administrative agent) to report to the Internal Revenue Services ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average cost basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

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Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds' to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 Contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under "Certain Foreign Currency Tax Issues," gain or loss from Section 1256 Contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a

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Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under the RIC qualification tests has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income. Each Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income. The Funds may also gain exposure to commodities through investments in controlled foreign corporations and certain qualified publicly traded partnerships.

Certain Funds intend to invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Asset Test.

The Funds may make investments into one or more exchange traded products, such as ETNs or ETFs, swaps or other investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the Qualifying Income Test. The Funds intend to monitor its investments and the character of its income to ensure it will satisfy the Qualifying Income Test, but it is possible that a Fund may fail to qualify as a RIC in a given tax year in which it fails the Qualifying Income Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's federal income tax liability.

Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

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For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example, (i) the Funds invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, generally, if an individual shareholder recognizes a loss of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

In general, with respect to the Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

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Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and additional reporting and disclosure obligations and are encouraged to consult their tax advisors prior to investing in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of

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securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures

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for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. Because the Funds are new, as of the date of this SAI, the Funds do not hold any securities of "regular brokers and dealers."

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, Sub-Advisers, principal underwriter, or any affiliated person of the Funds, the Adviser, the Sub-Advisers or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the 2nd and 4th fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at HTTP://AICFUNDHOLDINGS.COM/FROST and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund. Additionally, each Fund publishes a quarterly fact sheet that includes, among other things, a list of its ten largest portfolio holdings, on a quarterly basis, generally within two (2) weeks after the end of each quarter. The fact sheets will be available without charge, upon request, by calling 1-877-71-FROST.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the

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custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Adviser currently has no arrangements to provide non-public portfolio holdings information to any entity.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, Sub-Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held

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personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Funds' property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. Beginning August 31, 2009, the Funds' proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-877-71-FROST or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Sub-Advisers, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


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5% AND 25% SHAREHOLDERS

Because the Funds are new, as of the date of this SAI, the Funds do not have any beneficial owners to report.

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                      APPENDIX A -- DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS


A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or

VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.


DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

[LOGO OMITTED] FROST

                                                  FROST INVESTMENT ADVISORS, LLC

Post Office Box 2509
San Antonio, TX 78299-2509

September 10, 2012

APPENDIX A: PROXY VOTING POLICY

Frost Investment Advisors, LLC has adopted the following proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Frost Investment Advisors, LLC has voting discretion by contract, including the Frost Investment Advisors, LLC Funds. Under this Proxy Voting Policy, shares are to be voted in a timely manner and in the best interests of the client. Frost Investment Advisors, LLC's CCO is responsible for monitoring compliance with these policies and procedures.

Frost Investment Advisors, LLC has retained an independent third party (the "Service Firm") to review proxy proposals and to vote proxies in a manner consistent with an approved set of guidelines (the "Proxy Guidelines"). The Proxy Guidelines are provided by the Service Provider and approved by the Investments Committee, comprised of senior Frost Investment Advisors, LLC investment and compliance officers (See Appendix D). The Investments Committee annually adopts the Proxy Guidelines concerning various corporate governance issues. The Investments Committee has the ultimate responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The CCO or their designee shall monitor the Service Firm to assure that all proxies are being properly voted and appropriate records are being retained.

Except as otherwise provided herein, the Investments Committee may overrule the Service Firm and assert its authority to vote the proxies itself in instances where it is in disagreement with the Service Firm. The Investments Committee may choose to vote contrary to the recommendations of the Service Firm, if it determines that such action is in the best interests of a Client. In exercising its discretion, the Investments Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Investments Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment.

Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Investments Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Investments Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.




Frost Investment Advisors, LLC is a subsidiary of Cullen/Frost Bankers, inc. NYSE Symbol CFR
Securities Products, including mutual funds and other institutional investments are not FDIC Insured, not obligations or deposits of Frost National Bank, and involve investment or market risk.

Frost Investment Advisors, LLC may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Frost Investment Advisors, LLC or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Frost Investment Advisors, LLC may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Frost Investment Advisors, LLC may also be required to vote proxies for securities issued by Cullen/Frost Bankers, Inc. or its affiliates or on matters in which Frost Investment Advisors, LLC has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund.

Frost Investment Advisors, LLC seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Investments Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Investments Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Investments Committee would normally resolve such conflicts by allowing the Service Firm to vote in accordance with the Proxy Guidelines.

Frost Investment Advisors, LLC may choose to instruct the Service Firm not to vote proxies in certain situations or for a Client. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets"). In addition, voting certain international securities may involve unusual costs to clients. In other cases it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Frost Investment Advisors, LLC typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If Frost Investment Advisors, LLC does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Investments Committee shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Frost Investment Advisors, LLC.

In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Investments Committee may obtain recommendations from analysts at Frost Investment Advisors, LLC who review the issuer in question or the industry in general. The Investments Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

Clients will be informed how they may obtain these proxy voting policies and procedures through Frost Investment Advisors, LLC's Part 2A of Form ADV, in the Funds' Statement of Additional Information ("SAI") and on Frost Investment Advisors, LLC's website. Further proxy voting information may be obtained in the Funds' SAI and shareholder's reports.


                         Frost Investment Advisors, LLC
                                 P.O. Box 2509
                           San Antonio, TX 78299-2509

A report of proxies voted for the Funds is made quarterly to the Funds' Board, noting any proxies that were voted in exception to the Proxy Guidelines. Frost Investment Advisors, LLC's proxy voting record will also be filed on Form N-PX. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, on the Fund's website, and on the SEC's website at www.sec.gov.

Frost Investment Advisors, LLC will prepare and maintain the following records of its proxy voting:

     o    The proxy voting policies and procedures;

     o Copies of proxy statements Frost Investment Advisors, LLC received for client securities;

     o A record of each vote Frost Investment Advisors, LLC cast on behalf of a client;

     o A copy of any document Frost Investment Advisors, LLC created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     o A copy of each written client request for information on how Frost Investment Advisors, LLC voted proxies on behalf of the client, and a copy of any written response by Frost Investment Advisors, LLC to any (written or oral) client request for that information on behalf of the requesting client.























                         Frost Investment Advisors, LLC
                                 P.O. Box 2509
                           San Antonio, TX 78299-2509

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES

1. SCOPE OF POLICIES AND PROCEDURES. These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Cinque Partners and whose voting authority has been delegated to Cinque Partners. Cinque Partners believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Cinque Partners exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Cinque Partners supports sound corporate governance practices within companies in which they invest.

Cinque Partners may utilize Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. E i t h e r ISS or Cinque Partners (the "Proxy Voter") votes proxies in accordance with the Cinque Partners Proxy Guidelines established by Cinque Partners Proxy Committee and attached hereto as Appendix A.

3. Responsibilities

         (A) PROXY ADMINISTRATOR & PROXY COMMITTEE

         Cinque Partners has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors the Proxy Voter to determine that the Proxy Voter is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary, serves under the direction of the chairperson for the Proxy Committee and provides an annual update to the Managing Committee on the proxy voting process.

         2012 Proxy Committee Members-Robert Tuleya (Chairman), Alan Adelman, Fred Wahl Proxy Administrator: Robert Tuleya Cinque Proxy Voter: Pierre Brachet

         (i) Voting Guidelines. Cinque Partners Proxy Guidelines set forth Cinque Partners' proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. The Proxy Voter will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, the Proxy Voter will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Cinque Partners will refer to ISS Proxy Guidelines and consult with Cinque Partners' Investment Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct the Proxy Voter to forward the proxy to him or her for a discretionary vote, in consultation with the [Proxy Committee or the portfolio manager covering the subject security] if the Proxy Committee [or the portfolio manager] determines that a case-by- case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest (as described further below) with respect to such matter.

         (ii) VOTING DISCRETION. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Cinque Partners Proxy Guidelines. In cases where a proxy is forwarded by the Proxy Voter to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Cinque Partners or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to the Proxy Voter to be voted in conformance with the voting guidelines of ISS.

                  Voting decisions made by the Proxy Administrator will be reported to the Proxy Voter to ensure that the vote is registered in a timely manner.

         (iii) SECURITIES ON LOAN. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

         (iv) Conflicts of Interest. Cinque Partners has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Cinque Partners as a result of business conducted by ISS. Cinque Partners believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Cinque Partners may have a conflict of interest regarding a proxy to be voted upon if, for example, Cinque Partners and/or its affiliates have other relationships with the issuer of the proxy. Cinque Partners believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Cinque Partners, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Cinque Partners or any of its affiliates. To this end, an independent fiduciary engaged by Cinque Partners will direct the Proxy Administrator on voting instructions for the Cinque Partners proxy.

         (v) Practical Limitations to Proxy Voting. Cinque Partners uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Cinque Partners to vote proxies (e.g. limited value or unjustifiable costs).

         (B)      ISS

         ISS may be delegated with the following responsibilities:

         o RESEARCH AND MAKE VOTING DETERMINATIONS IN ACCORDANCE WITH THE CINQUE PARTNERS PROXY GUIDELINES DESCRIBED IN APPENDIX A;

         o        VOTE AND SUBMIT PROXIES IN A TIMELY MANNER;

         o        HANDLE OTHER ADMINISTRATIVE FUNCTIONS OF PROXY VOTING;

         o MAINTAIN RECORDS OF PROXY STATEMENTS RECEIVED IN CONNECTION WITH PROXY VOTES AND PROVIDE COPIES OF SUCH PROXY STATEMENTS PROMPTLY UPON REQUEST;

         o        MAINTAIN RECORDS OF VOTES CAST; AND

         o PROVIDE RECOMMENDATIONS WITH RESPECT TO PROXY VOTING MATTERS IN GENERAL.

         (C) Except in instances where clients have retained voting authority, Cinque Partners will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

         (D) Notwithstanding the foregoing, Cinque Partners retains final authority and fiduciary responsibility for proxy voting.

4. Record ReTENTION. Cinque Partners will maintain the following records relating to the implementation of the Procedures:

         o        A COPY OF THESE PROXY VOTING POLICIES AND PROCEDURES;
         o PROXY STATEMENTS RECEIVED FOR CLIENT SECURITIES (WHICH WILL BE SATISFIED BY RELYING ON EDGAR OR ISS);
         o RECORDS OF VOTES CAST ON BEHALF OF CLIENTS (WHICH ISS MAINTAINS ON BEHALF OF CINQUE PARTNERS);
         o RECORDS OF EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND CINQUE PARTNERS' WRITTEN RESPONSE TO ANY CLIENT REQUEST (WRITTEN OR ORAL) FOR SUCH RECORDS; AND
         o ANY DOCUMENTS PREPARED BY CINQUE PARTNERS OR ISS THAT WERE MATERIAL TO MAKING A PROXY VOTING DECISION.

         Such proxy voting books and records shall be maintained at an office of Cinque Partners in an easily accessible place for a period of seven years.

5. Disclosure of Policies and Procedures. Cinque Partners will disclose to its clients and prospective clients a summary description of its proxy voting policy and procedures. A detailed copy of the Cinque Partners Proxy Voting Policies and Procedures and Appendix A: Cinque Partners Proxy Guidelines will be provided to clients upon request.

     Cinque Partners will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request.

     Except as otherwise required by law, Cinque Partners has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

                                   APPENDIX A

                        CINQUE PARTNERS PROXY GUIDELINES

Cinque Partners will vote proxies relating to portfolio securities held in accounts managed by Cinque Partners and whose voting authority has been delegated to Cinque Partners in accordance with the following proxy voting guidelines. To the extent these guidelines do not address a proxy voting proposal and the proposal does not give rise to a material conflict of interest, Cinque Partners will vote pursuant to ISS' U.S. and International proxy voting guidelines as updated and revised from year to year. ISS provides their guidelines annually via their website at HTTP://WWW.ISSGOVERNANCE.COM/POLICY/2012/POLICY_INFORMATION.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

2012 U.S. Proxy Voting Summary Guidelines

January 31, 2012


--------------------------------------------------------------------------------

                    Institutional Shareholder Services Inc.

                           Copyright [C] 2012 by ISS

                             www. issgovernance.com

                                                               [GRAPHIC OMITTED]


                 ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2012
                          Published December 19, 2011
                            Updated January 31, 2012


Table of Contents



INTRODUCTION .......................................................................7
1. ROUTINE/MISCELLANEOUS ...........................................................8
         Adjourn Meeting ...........................................................8
         Amend Quorum Requirements .................................................8
         Amend Minor Bylaws ........................................................8
         Change Company Name .......................................................8
         Change Date, Time, or Location of Annual Meeting ..........................8
         Other Business ............................................................8

AUDIT-RELATED ......................................................................9
         Auditor Indemnification and Limitation of Liability .......................9
         Auditor Ratification ......................................................9
         Shareholder Proposals Limiting Non-Audit Services .........................9
         Shareholder Proposals on Audit Firm Rotation .............................10

2. BOARD OF DIRECTORS: ............................................................11

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS ..............................11
         1.  Board Accountability .................................................11
         2.  Board Responsiveness .................................................13
         3.  Director Independence ................................................14
         4.  Director Competence ..................................................14
         2012 ISS Categorization of Directors .....................................15

OTHER BOARD-RELATED PROPOSALS .....................................................17
         Age/Term Limits ..........................................................17
         Board Size ...............................................................17
         Classification/Declassification of the Board .............................17
         CEO Succession Planning ..................................................18
         Cumulative Voting ........................................................18
         Director and Officer Indemnification and Liability Protection ............18
         Establish/Amend Nominee Qualifications ...................................19
         Establish Other Board Committee Proposals ................................19
         Filling Vacancies/Removal of Directors ...................................19
         Independent Chair (Separate Chair/CEO) ...................................19
         Majority of Independent Directors/Establishment of Independent
         Committees ...............................................................20
         Majority Vote Standard for the Election of Directors .....................20
         Proxy Access .............................................................21
         Require More Nominees than Open Seats ....................................21
         Shareholder Engagement Policy (Shareholder Advisory Committee) ...........21
         Proxy Contests--Voting for Director Nominees in Contested Elections ......22
         Vote-No Campaigns ........................................................22


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ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                                  - 2 -


                                                                    [GRAPHIC OMITTED]


3. SHAREHOLDER RIGHTS & DEFENSES ...................................................23
         Advance Notice Requirements for Shareholder Proposals/Nominations .........23
         Amend Bylaws without Shareholder Consent ..................................23
         Confidential Voting .......................................................23
         Control Share Acquisition Provisions ......................................23
         Control Share Cash-Out Provisions .........................................24
         Disgorgement Provisions ...................................................24
         Exclusive Venue ...........................................................24
         Fair Price Provisions .....................................................24
         Freeze-Out Provisions .....................................................25
         Greenmail .................................................................25
         Net Operating Loss (NOL) Protective Amendments ............................25
         Poison Pills (Shareholder Rights Plans) ...................................25
              Shareholder Proposals to Put Pill to a Vote and/or Adopt
              a Pill Policy ........................................................25
              Management Proposals to Ratify a Poison Pill .........................26
              Management Proposals to Ratify a Pill to Preserve Net Operating
              Losses (NOLs) ........................................................26
         Reimbursing Proxy Solicitation Expenses ...................................26
         Reincorporation Proposals .................................................27
         Shareholder Ability to Act by Written Consent .............................27
         Shareholder Ability to Call Special Meetings ..............................27
         Stakeholder Provisions ....................................................28
         State Antitakeover Statutes ...............................................28
         Supermajority Vote Requirements ...........................................28

4. CAPITAL/RESTRUCTURING ...........................................................29

CAPITAL ............................................................................29
         Adjustments to Par Value of Common Stock ..................................29
         Common Stock Authorization ................................................29
         Dual Class Structure ......................................................29
         Issue Stock for Use with Rights Plan ......................................30
         Preemptive Rights .........................................................30
         Preferred Stock Authorization .............................................30
         Recapitalization Plans ....................................................30
         Reverse Stock Splits ......................................................31
         Share Repurchase Programs .................................................31
         Stock Distributions: Splits and Dividends .................................31
         Tracking Stock ............................................................31

RESTRUCTURING ......................................................................31
         Appraisal Rights ..........................................................31
         Asset Purchases ...........................................................31
         Asset Sales ...............................................................32
         Bundled Proposals .........................................................32
         Conversion of Securities ..................................................32
         Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
         Plans/Reverse Leveraged Buyouts/Wrap Plans ................................32
         Formation of Holding Company ..............................................33
         Going Private and Going Dark Transactions
         (LBOs and Minority Squeeze-outs) ..........................................33
         Joint Ventures ............................................................34
         Liquidations ..............................................................34
         Mergers and Acquisitions ..................................................34
         Private Placements/Warrants/Convertible Debentures ........................35
         Reorganization/Restructuring Plan (Bankruptcy) ............................36
         Special Purpose Acquisition Corporations (SPACs) ..........................36


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         Spin-offs .................................................................37
         Value Maximization Shareholder Proposals ..................................37

5. COMPENSATION ....................................................................38

EXECUTIVE PAY EVALUATION ...........................................................38

         Advisory Votes on Executive Compensation--Management Proposals
         (Management Say-on-Pay) ...................................................38
              Pay-for-Performance Evaluation .......................................39
              Problematic Pay Practices ............................................40
              Board Communications and Responsiveness ..............................41
         Frequency of Advisory Vote on Executive Compensation
         ("Say When on Pay") .......................................................41
         Voting on Golden Parachutes in an Acquisition, Merger, Consolidation,
         or Proposed Sale ..........................................................41

EQUITY-BASED AND OTHER INCENTIVE PLANS .............................................42
         Cost of Equity Plans ......................................................42
         Repricing Provisions ......................................................42
         Pay-for-Performance Misalignment--Application to Equity Plans .............43
         Three-Year Burn Rate/Burn Rate Commitment .................................43
         Burn Rate Table for 2012 ..................................................44
         Liberal Definition of Change in Control ...................................45
         Problematic Pay Practices .................................................45
         Specific Treatment of Certain Award Types in Equity Plan Evaluations ......45
              Dividend Equivalent Rights ...........................................45
              Liberal Share Recycling Provisions ...................................45
              Operating Partnership (OP) Units in Equity Plan Analysis of Real
              Estate Investment Trusts (REITs) .....................................45
              Option Overhang Cost .................................................45
         Other Compensation Plans ..................................................46
              401(k) Employee Benefit Plans ........................................46
              Employee Stock Ownership Plans (ESOPs) ...............................46
              Employee Stock Purchase Plans--Qualified Plans .......................46
              Employee Stock Purchase Plans--Non-Qualified Plans                    47
              Incentive Bonus Plans and Tax Deductibility Proposals
              (OBRA-Related Compensation Proposals) ................................47
              Option Exchange Programs/Repricing Options ...........................48
              Stock Plans in Lieu of Cash ..........................................48
              Transfer Stock Option (TSO) Programs .................................48

DIRECTOR COMPENSATION ..............................................................49
         Equity Plans for Non-Employee Directors ...................................49
         Non-Employee Director Retirement Plans ....................................50

SHAREHOLDER PROPOSALS ON COMPENSATION ..............................................50
         Advisory Vote on Executive Compensation (Say-on-Pay) ......................50
         Adopt Anti-Hedging/Pledging/Speculative Investments Policy ................50
         Bonus Banking/Bonus Banking "Plus" ........................................50
         Compensation Consultants--Disclosure of Board or Company's Utilization ....50
         Disclosure/Setting Levels or Types of Compensation for Executives and
         Directors .................................................................51
         Golden Coffins/Executive Death Benefits ...................................51
         Hold Equity Past Retirement or for a Significant Period of Time ...........51
         Non-Deductible Compensation ...............................................52
         Pay for Performance .......................................................52
              Performance-Based Awards .............................................52
              Pay for Superior Performance .........................................53
         Pre-Arranged Trading Plans (10b5-1 Plans) .................................53
         Prohibit CEOs from Serving on Compensation Committees .....................54
         Recoup Bonuses (Clawbacks) ................................................54

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         Severance Agreements for Executives/Golden Parachutes .....................54
         Share Buyback Holding Periods .............................................54
         Supplemental Executive Retirement Plans (SERPs) ...........................55
         Tax Gross-Up Proposals ....................................................55
         Termination of Employment Prior to Severance Payment/Eliminating
         Accelerated Vesting of Unvested Equity ....................................55

6. SOCIAL/ENVIRONMENTAL ISSUES .....................................................56

OVERALL APPROACH ...................................................................56

ANIMAL WELFARE .....................................................................56
         Animal Welfare Policies ...................................................56
         Animal Testing ............................................................56
         Animal Slaughter (Controlled Atmosphere Killing (CAK)) ....................56

CONSUMER ISSUES ....................................................................57
         Genetically Modified Ingredients ..........................................57
         Reports on Potentially Controversial Business/Financial Practices .........57
         Pharmaceutical Pricing, Access to Medicines, Product Reimportation,
         and Health Pandemics ......................................................57
         Product Safety and Toxic/Hazardous Materials ..............................58
         Tobacco-Related Proposals .................................................59

CLIMATE CHANGE AND THE ENVIRONMENT .................................................59
         Climate Change/Greenhouse Gas (GHG) Emissions                              59
         General Environmental Proposals and Community Impact Assessments,
         Concentrated Area Feeding Operations ......................................60
         Energy Efficiency .........................................................60
         Facility and Operational Safety/Security ..................................61
         Hydraulic Fracturing ......................................................61
         Operations in Protected Areas .............................................61
         Recycling .................................................................61
         Renewable Energy ..........................................................62

DIVERSITY ..........................................................................62
         Board Diversity ...........................................................62
         Equality of Opportunity ...................................................62
         Gender Identity, Sexual Orientation, and Domestic Partner Benefits ........63

GENERAL CORPORATE ISSUES ...........................................................63
         Charitable Contributions ..................................................63
         Environmental, Social, and Governance (ESG) Compensation-Related
         Proposals .................................................................63
         Political Spending & Lobbying Activities ..................................63

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS ...............................64
         International Human Rights Proposals ......................................64
         Internet Privacy and Censorship ...........................................65
         MacBride Principles .......................................................65
         Operations in High Risk Markets ...........................................65
         Outsourcing/Offshoring ....................................................65
         Workplace Safety ..........................................................66
         Weapons and Military Sales ................................................66

SUSTAINABILITY .....................................................................66
         Sustainability Reporting ..................................................66
         Water Issues ..............................................................67

7. MUTUAL FUND PROXIES .............................................................68

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         Election of Directors .....................................................68
         Converting Closed-end Fund to Open-end Fund ...............................68
         Proxy Contests ............................................................68
         Investment Advisory Agreements ............................................68
         Approving New Classes or Series of Shares .................................68
         Preferred Stock Proposals .................................................69
         1940 Act Policies .........................................................69
         Changing a Fundamental Restriction to a Nonfundamental Restriction ........69
         Change Fundamental Investment Objective to Nonfundamental .................69
         Name Change Proposals .....................................................69
         Change in Fund's Subclassification ........................................70
         Business Development Companies--Authorization to Sell Shares of
         Common Stock at a Price below Net Asset Value .............................70
         Disposition of Assets/Termination/Liquidation .............................70
         Changes to the Charter Document ...........................................70
         Changing the Domicile of a Fund ...........................................71
         Authorizing the Board to Hire and Terminate Subadvisers Without
         Shareholder Approval ......................................................71
         Distribution Agreements ...................................................71
         Master-Feeder Structure ...................................................71
         Mergers ...................................................................71

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS .............................................72
         Establish Director Ownership Requirement ..................................72
         Reimburse Shareholder for Expenses Incurred ...............................72
         Terminate the Investment Advisor ..........................................72

DISCLOSURE/DISCLAIMER ..............................................................73


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                                                               [GRAPHIC OMITTED]

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS' institutional clients.

ISS' robust and transparent POLICY FORMULATION PROCESS includes an exhaustive review of relevant empirical studies and other factual data, an annual POLICY SURVEY of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open COMMENT PERIOD on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS' policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company's governance structure and historical practices, and its industry.

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents a summary of all of ISS' Benchmark U.S. Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the POLICY GATEWAY. If you have any questions, please contact Research Central at 301-556-0576 or USRESEARCH@ISSGOVERNANCE.COM.

These policies will be effective for meetings on or after Feb. 1, 2012.

                                     >>>>>

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1. ROUTINE/MISCELLANEOUS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

                                     >>>>>

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

                                     >>>>>

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

                                     >>>>>

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

                                     >>>>>

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

                                     >>>>>

OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

                                     >>>>>

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AUDIT-RELATED

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

         o The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;
         o        The motivation and rationale for establishing the agreements;
         o        The quality of the company's disclosure; and
         o        The company's historical practices in the audit area.

Vote AGAINST or WTHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

                                     >>>>>

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent;
         o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;
         o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
         o        Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

         o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

                                     >>>>>

SHAREHOLDER PROPOSALS LIMITING NON-AUDIT SERVICES

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

                                     >>>>>

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                                                               [GRAPHIC OMITTED]

SHAREHOLDER PROPOSALS ON AUDIT FIRM ROTATION

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

         o        The tenure of the audit firm;
         o        The length of rotation specified in the proposal;
         o        Any significant audit-related issues at the company;
         o        The number of Audit Committee meetings held each year;
         o        The number of financial experts serving on the committee; and
         o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

                                     >>>>>


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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

         1. BOARD ACCOUNTABILITY: Practices that promote accountability include: transparency into a company's governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

         2. BOARD RESPONSIVENESS: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

         3. DIRECTOR INDEPENDENCE: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

         4. DIRECTOR COMPETENCE: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings or who are overextended (I.E., serve on too many boards) may be unable to effectively serve in shareholders' best interests.

1. BOARD ACCOUNTABILITY

Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE) for the following:

PROBLEMATIC TAKEOVER DEFENSES

         CLASSIFIED BOARD STRUCTURE:

         1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.


         DIRECTOR PERFORMANCE EVALUATION:

         1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into considerati on the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to: o A classified board structure;

----------------------------------

(1) In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2) A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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

                                                               [GRAPHIC OMITTED]

         o        A supermajority vote requirement;
         o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
         o        The inability of shareholders to call special meetings;
         o        The inability of shareholders to act by written consent;
         o        A dual-class capital structure; and/or
         o        A non--shareholder-approved poison pill.

         POISON PILLS:

         1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

         1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

         1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.


Vote CASE-BY-CASE on all nominees if:

         1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

                  o The date of the pill's adoption relative to the date of the next meeting of shareholders -- I. E. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
                  o        The issuer' s rationale;
                  o        The issuer's governance structure and practices; and
                  o The issuer' s track record of accountability to shareholders.

PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

         1.7. The non-audit fees paid to the auditor are excessive (see discussion under "AUDITOR RATIFICATION");

         1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

         1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

         1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT


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

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In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

         1.11. There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);
         1.12.    The company maintains significant PROBLEMATIC PAY PRACTICES;
         1.13. The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders;
         1.14. The company fails to submit one-time TRANSFERS OF STOCK OPTIONS to a shareholder vote; or
         1.15. The company fails to fulfill the terms of a BURN RATE COMMITMENT made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

         1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

                  o        The company's response, including:

                           o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
                           o        Specific actions taken to address the
                                    issues that contributed to the low level of support;
                           o Other recent compensation actions taken by the company;

                  o        Whether the issues raised are recurring or isolated;
                  o        The company's ownership structure; and
                  o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

GOVERNANCE FAILURES

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

         1.17. Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
         1.18.    Failure to replace management as appropriate; or
         1.19. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. BOARD RESPONSIVENESS

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

         2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
         2.2. The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
         2.3. The board failed to act on takeover offers where the majority of shares are tendered;
         2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or
         2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

--------------------------------------------------------------------------------
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

                                                               [GRAPHIC OMITTED]

         2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

                  o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
                  o        The company's ownership structure and vote results;
                  o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
                  o The previous year's support level on the company's say-on-pay proposal.

3. DIRECTOR INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the CATEGORIZATION OF DIRECTORS) when:

         3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
         3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
         3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
         3.4. Independent directors make up less than a majority of the directors.

4. DIRECTOR COMPETENCE

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

         4.1. The company's proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

         4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

                  o Medical issues/illness;
                  o Family emergencies; and
                  o Missing only one meeting.

                  These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

         4.3.     Sit on more than six public company boards; or
         4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.


                                     >>>>>

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

                                                               [GRAPHIC OMITTED]

2012 ISS CATEGORIZATION OF DIRECTORS

1.       INSIDE DIRECTOR (I)

         1.1.     Employee of the company or one of its affiliates(I).
         1.2. Among the five most highly paid individuals (excluding interim CEO).
         1.3. Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 ("Section 16 officer")
                  (II).
         1.4.     Current interim CEO.
         1.5. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.       AFFILIATED OUTSIDE DIRECTOR (AO)

         BOARD ATTESTATION

         2.1. Board attestation that an outside director is not independent.

         FORMER CEO

         2.2.     Former CEO of the company(III,IV).
         2.3. Former CEO of an acquired company within the past five years(IV).
         2.4. Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made(V).

         NON-CEO EXECUTIVES

         2.5. Former Section 16 officer(II) of the company, an affiliate(I) or an acquired firm within the past five years.
         2.6. Section 16 officer(II) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
         2.7. Section 16 officer(II) , former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

         FAMILY MEMBERS

         2.8. Immediate family member(VI) of a current or former Section 16 officer(II) of the company or its affiliates(I) within the last five years.
         2.9. Immediate family member(VI) of a current employee of company or its affiliates(I) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

         TRANSACTIONAL, PROFESSIONAL, FINANCIAL, AND CHARITABLE RELATIONSHIPS

         2.10. Currently provides (or an immediate family member(VI) provides) professional services(VII) to the company, to an affiliate(I) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

         2.11. Is (or an immediate family member(VI) is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services(VII) to the company, to an affiliate(I) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

         2.12. Has (or an immediate family member(VI) has) any material transactional relationship(VIII) with the company or its affiliates(I) (excluding investments in the company through a private placement).

         2.13. Is (or an immediate family member(VI) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship(VIII) with the company or its affiliates(I) (excluding investments in the company through a private placement).

         2.14. Is (or an immediate family member(VI) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments(VIII) from the company or its affiliates(I).

         OTHER RELATIONSHIPS

         2.15. Party to a voting agreement(IX) to vote in line with management on proposals being brought to shareholder vote.

         2.16. Has (or an immediate family member(VI) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee(X) .

         2.17.    Founder(XI) of the company but not currently an employee.

         2.18.    Any material(XII) relationship with the company.

3.       INDEPENDENT OUTSIDE DIRECTOR (IO)

         3.1. No material(XII) connection to the company other than a board seat.


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FOOTNOTES:

(i) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(ii) "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (E.G., corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

(iii) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(iv) When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify that director as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

(v) ISS will look at the terms of the interim CEO's employment contract to determine whether it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider whether a formal search process was underway for a full-time CEO at the time.

(vi) "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(vii) Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

(viii) A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction.)

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(ix) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement will generally be classified as independent unless determined otherwise, taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; whether the dissident director nominee(s) is subject to the standstill; and whether there any conflicting relationships or related party transactions.

(x) Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee (or, in the absence of such a committee, on the board).

(xi) The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause ISS to deem the founder as an independent outsider.

(xii) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

                                     >>>>>

OTHER BOARD-RELATED PROPOSALS

AGE/TERM LIMITS

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                     >>>>>

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

                                     >>>>>

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                     >>>>>


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                                                               [GRAPHIC OMITTED]

CEO SUCCESSION PLANNING

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

         o        The reasonableness/scope of the request; and
         o The company's existing disclosure on its current CEO succession planning process.

                                     >>>>>

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

         o The company has proxy access, thereby allowing shareholders to nominate directors to the company's ballot; and
         o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

                                     >>>>>

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

         o        Eliminate entirely directors' and officers' liability for
                  monetary damages for violating the duty of care.
         o        Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
         o Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (I. E. , "permissive indemnification"), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
         o        If only the director's legal expenses would be covered.

                                     >>>>>

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                                                               [GRAPHIC OMITTED]

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

         o The company's board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
         o The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
         o The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
         o        The scope and structure of the proposal.

                                     >>>>>

ESTABLISH OTHER BOARD COMMITTEE PROPOSALS

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

         o Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
         o Level of disclosure regarding the issue for which board oversight is sought;
         o Company performance related to the issue for which board oversight is sought;
         o Board committee structure compared to that of other companies in its industry sector; and
         o        The scope and structure of the proposal.

                                     >>>>>

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

                                     >>>>>

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria:

The company maintains the following counterbalancing governance structure:


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                                                               [GRAPHIC OMITTED]

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

                  o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
                  o serves as liaison between the chairman and the independent directors;
                  o        approves information sent to the board;
                  o        approves meeting agendas for the board;
                  o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
                  o has the authority to call meetings of the independent directors;
                  o if requested by major shareholders, ensures that he or she is available for consultation and direct communication; o Two-thirds independent board;

         o        Fully independent key committees;

         o        Established governance guidelines;

         o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four -digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

         o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

                  o        Egregious compensation practices;
                  o Multiple related-party transactions or other issues putting director independence at risk;
                  o        Corporate or management scandals;
                  o Excessive problematic corporate governance provisions; or
                  o Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

                                     >>>>>

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF INDEPENDENT COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See CATEGORIZATION OF DIRECTORS.)


Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

                                     >>>>>

MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.


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                                                               [GRAPHIC OMITTED]

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

                                     >>>>>

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

         o        Company-specific factors; and
         o        Proposal-specific factors, including:
                  o The ownership thresholds proposed in the resolution (I. E. , percentage and duration);
                  o The maximum proportion of directors that shareholders may nominate each year; and
                  o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

                                     >>>>>

REQUIRE MORE NOMINEES THAN OPEN SEATS

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

                                     >>>>>

SHAREHOLDER ENGAGEMENT POLICY (SHAREHOLDER ADVISORY COMMITTEE)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

         o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
         o Effectively disclosed information with respect to this structure to its shareholders;
         o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
         o The company has an independent chairman or a lead director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

                                     >>>>>

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PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         o Long-term financial performance of the target company relative to its industry;
         o        Management's track record;
         o        Background to the proxy contest;
         o        Qualifications of director nominees (both slates);
         o Strategic plan of dissident slate and quality of critique against management;
         o Likelihood that the proposed goals and objectives can be achieved (both slates);
         o        Stock ownership positions.

                                     >>>>>

VOTE-NO CAMPAIGNS

In cases where companies are targeted in connection with public "vote-no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

                                     >>>>>

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                                                               [GRAPHIC OMITTED]

3. SHAREHOLDER RIGHTS & DEFENSES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

                                     >>>>>

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

                                     >>>>>

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

                                     >>>>>

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

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                                                               [GRAPHIC OMITTED]

Vote FOR proposals to restore voting rights to the control shares.

                                     >>>>>

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

                                     >>>>>

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

                                     >>>>>

EXCLUSIVE VENUE

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

         o Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement; and
         o Whether the company has the following good governance features:
                  o        An annually elected board;
                  o A majority vote standard in uncontested director elections; and
                  o The absence of a poison pill, unless the pill was approved by shareholders.

                                     >>>>>

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


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                                                               [GRAPHIC OMITTED]

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

                                     >>>>>

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

                                     >>>>>

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

                                     >>>>>

NET OPERATING LOSS (NOL) PROTECTIVE AMENDMENTS

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

         o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
         o        The value of the NOLs;
         o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
         o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
         o        Any other factors that may be applicable.

                                     >>>>>

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

SHAREHOLDER PROPOSALS TO PUT PILL TO A VOTE AND/OR ADOPT A PILL POLICY

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:


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

         o        Shareholders have approved the adoption of the plan; or

         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (I. E. , the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.


If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

                                     >>>>>

MANAGEMENT PROPOSALS TO RATIFY A POISON PILL

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         o        No lower than a 20% trigger, flip-in or flip-over;
         o        A term of no more than three years;
         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

                                     >>>>>

MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

         o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
         o        The value of the NOLs;
         o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
         o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
         o        Any other factors that may be applicable.

                                     >>>>>

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.


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Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

         o The election of fewer than 50% of the directors to be elected is contested in the election;
         o        One or more of the dissident's candidates is elected;
         o Shareholders are not permitted to cumulate their votes for directors; and
         o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

                                     >>>>>

REINCORPORATION PROPOSALS

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

         o        Reasons for reincorporation;
         o Comparison of company's governance practices and provisions prior to and following the reincorporation; and
         o Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                     >>>>>

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

         o        Shareholders' current right to act by written consent;
         o        The consent threshold;
         o        The inclusion of exclusionary or prohibitive language;
         o        Investor ownership structure; and
         o Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

         o An unfettered(3) right for shareholders to call special meetings at a 10 percent threshold;
         o        A majority vote standard in uncontested director elections;
         o        No non-shareholder-approved pill; and
         o        An annually elected board.

                                     >>>>>

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.

--------------------------------------
(3) "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.


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

                                                               [GRAPHIC OMITTED]

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

         o        Shareholders' current right to call special meetings;
         o Minimum ownership threshold necessary to call special meetings (10% preferred);
         o        The inclusion of exclusionary or prohibitive language;
         o        Investor ownership structure; and
         o Shareholder support of, and management's response to, previous shareholder proposals.

                                     >>>>>

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

                                     >>>>>

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

                                     >>>>>

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

         o        Ownership structure;
         o        Quorum requirements; and
         o        Vote requirements.

>>>>>


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

                                                               [GRAPHIC OMITTED]

4. CAPITAL/RESTRUCTURING

CAPITAL

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

                                     >>>>>

COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

         o        Past Board Performance:
                  o The company's use of authorized shares during the last three years

         o        The Current Request:
                  o Disclosure in the proxy statement of the specific purposes of the proposed increase;
                  o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
                  o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

                                     >>>>>

DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

         o The company discloses a compelling rationale for the dual-class capital structure, such as:
                  o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
                  o        The new class of shares will be transitory;
         o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
         o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.


                                     >>>>>


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                                                               [GRAPHIC OMITTED]

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

                                     >>>>>

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

         o        The size of the company;
         o        The shareholder base; and
         o        The liquidity of the stock.

                                     >>>>>

PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

         o        Past Board Performance:
                  o The company's use of authorized preferred shares during the last three years;

         o        The Current Request:

                  o Disclosure in the proxy statement of the specific purposes for the proposed increase;
                  o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
                  o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
                  o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

                                     >>>>>

RECAPITALIZATION PLANS

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

         o        More simplified capital structure;
         o        Enhanced liquidity;
         o        Fairness of conversion terms;
         o        Impact on voting power and dividends;
         o        Reasons for the reclassification;
         o        Conflicts of interest; and
         o        Other alternatives considered.

                                     >>>>>


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REVERSE STOCK SPLITS

 Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

         o A stock exchange has provided notice to the company of a potential delisting; or
         o The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

                                     >>>>>

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                                     >>>>>

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

                                     >>>>>

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

         o        Adverse governance changes;
         o        Excessive increases in authorized capital stock;
         o        Unfair method of distribution;
         o        Diminution of voting rights;
         o        Adverse conversion features;
         o        Negative impact on stock option plans; and
         o        Alternatives such as spin-off.


                                     >>>>>

RESTRUCTURING

APPRAISAL RIGHTS

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

                                     >>>>>

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o        Purchase price;
         o        Fairness opinion;


--------------------------------------------------------------------------------
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

                                                               [GRAPHIC OMITTED]

         o        Financial and strategic benefits;
         o        How the deal was negotiated;
         o        Conflicts of interest;
         o        Other alternatives for the business;
         o        Non-completion risk.

                                     >>>>>

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

         o        Impact on the balance sheet/working capital;
         o        Potential elimination of diseconomies;
         o        Anticipated financial and operating benefits;
         o        Anticipated use of funds;
         o        Value received for the asset;
         o        Fairness opinion;
         o        How the deal was negotiated;
         o        Conflicts of interest.

                                     >>>>>

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

                                     >>>>>

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

                                     >>>>>

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

         o        Dilution to existing shareholders' positions;
         o Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
         o Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
         o        Management's efforts to pursue other alternatives;


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

                                                               [GRAPHIC OMITTED]

         o Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
         o Conflict of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

                                     >>>>>

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

         o        The reasons for the change;
         o        Any financial or tax benefits;
         o        Regulatory benefits;
         o        Increases in capital structure; and
         o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital"); or
         o        Adverse changes in shareholder rights.


                                     >>>>>

GOING PRIVATE AND GOING DARK TRANSACTIONS (LBOS AND MINORITY SQUEEZE-OUTS)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

         o        Offer price/premium;
         o        Fairness opinion;
         o        How the deal was negotiated;
         o        Conflicts of interest;
         o        Other alternatives/offers considered; and
         o        Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

         o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
         o Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

                  o Are all shareholders able to participate in the transaction?
                  o Will there be a liquid market for remaining shareholders following the transaction?
                  o        Does the company have strong corporate governance?
                  o Will insiders reap the gains of control following the proposed transaction?
                  o Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

                                     >>>>>


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

                                                               [GRAPHIC OMITTED]

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

         o        Percentage of assets/business contributed;
         o        Percentage ownership;
         o        Financial and strategic benefits;
         o        Governance structure;
         o        Conflicts of interest;
         o        Other alternatives; and
         o        Non-completion risk.

                                     >>>>>

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

         o        Management's efforts to pursue other alternatives;
         o        Appraisal value of assets; and
         o The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

                                     >>>>>

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

         o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

         o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

         o        STRATEGIC RATIONALE - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

         o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (E. G. , full auction, partial auction, no auction) can also affect shareholder value.

         o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.


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

                                                               [GRAPHIC OMITTED]

         o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

                                     >>>>>

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

         o Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
         o Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
                  o The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

                  o When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

         o        Financial issues:
                  o        The company's financial condition;
                  o        Degree of need for capital;
                  o        Use of proceeds;
                  o Effect of the financing on the company's cost of capital;
                  o        Current and proposed cash burn rate;
                  o Going concern viability and the state of the capital and credit markets.

         o Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

         o  Control issues:
                  o        Change in management;
                  o        Change in control;
                  o        Guaranteed board and committee seats;
                  o        Standstill provisions;
                  o        Voting agreements;
                  o        Veto power over certain corporate actions; and
                  o Minority versus majority ownership and corresponding minority discount or majority control premium

         o Conflicts of interest:
                  o Conflicts of interest should be viewed from the perspective of the company and the investor.


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

                                                               [GRAPHIC OMITTED]

         o        Were the terms of the transaction negotiated at arm's length?
                  Are managerial incentives aligned with shareholder interests?


         o        Market reaction:
                  o The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

                                     >>>>>

REORGANIZATION/RESTRUCTURING PLAN (BANKRUPTCY)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

         o Estimated value and financial prospects of the reorganized company;
         o Percentage ownership of current shareholders in the reorganized company;
         o Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
         o The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
         o Existence of a superior alternative to the plan of reorganization; and o Governance of the reorganized company.


                                     >>>>>

SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

         o        Valuation--Is the value being paid by the SPAC reasonable?
                  SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

         o Market reaction-- How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

         o Deal timing--A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

         o Negotiations and process--What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

         o Conflicts of interest-- How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the
                  SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.



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

                                                               [GRAPHIC OMITTED]

         o Voting agreements--Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

         o Governance-- What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

                                     >>>>>

SPIN-OFFS

Vote CASE-BY-CASE on spin-offs, considering:

         o        Tax and regulatory advantages;
         o        Planned use of the sale proceeds;
         o        Valuation of spinoff;
         o        Fairness opinion;
         o        Benefits to the parent company;
         o        Conflicts of interest;
         o        Managerial incentives;
         o        Corporate governance changes;
         o        Changes in the capital structure.

                                     >>>>>

VALUE MAXIMIZATION SHAREHOLDER PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

         o        Hiring a financial advisor to explore strategic alternatives;
         o        Selling the company; or
         o Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

         o        Prolonged poor performance with no turnaround in sight;
         o Signs of entrenched board and management (such as the adoption of takeover defenses);
         o        Strategic plan in place for improving value;
         o Likelihood of receiving reasonable value in a sale or dissolution; and
         o The company actively exploring its strategic options, including retaining a financial advisor.

                                     >>>>>


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

                                                               [GRAPHIC OMITTED]

5. COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

         1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
         2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
         3.       Maintain an independent and effective compensation committee:
                  This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (E.G., including access to independent expertise and advice when needed);
         4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
         5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.


ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

         o There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);
         o        The company maintains significant PROBLEMATIC PAY PRACTICES;
         o The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

         o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
         o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
         o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
         o        The situation is egregious.


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                                                               [GRAPHIC OMITTED]

Vote AGAINST an equity plan on the ballot if:

         o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
                  o        Magnitude of pay misalignment;
                  o Contribution of non-performance-based equity grants to overall pay; and
                  o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY-FOR-PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

         1.  Peer Group(4) Alignment:

                  o The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
                  o        The multiple of the CEO's total pay relative to the
                          peer group median.

         2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years--
              I. E. , the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

         o        The ratio of performance-to time-based equity awards;
         o The ratio of performance-based compensation to overall compensation;
         o The completeness of disclosure and rigor of performance goals;
         o        The company's peer group benchmarking practices;
         o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc. , both absolute and relative to peers;
         o Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (E.
                  G. , biennial awards); and
         o        Any other factors deemed relevant.


-------------------------------
(4) The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company's rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO's pay relative to the median pay level in the peer group.



--------------------------------------------------------------------------------
ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 39 -

                                                               [GRAPHIC OMITTED]

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

         o Problematic practices related to non-performance-based compensation elements;
         o        Incentives that may motivate excessive risk-taking; and
         o        Options Backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION
ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

         o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
         o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
         o        New or extended agreements that provide for:
         o CIC payments exceeding 3 times base salary and average/target/most recent bonus;
         o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
         o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

         o        Multi-year guaranteed bonuses;
         o A single or common performance metric used for short- and long-term plans;
         o        Lucrative severance packages;
         o        High pay opportunities relative to industry peers;
         o        Disproportionate supplemental pensions; or
         o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

         o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
         o        Duration of options backdating;
         o        Size of restatement due to options backdating;
         o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and


--------------------------------------------------------------------------------
ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 40 -

                                                               [GRAPHIC OMITTED]

         o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

         o Failure to respond to majority-supported shareholder proposals on executive pay topics; or
         o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
                  o        The company's response, including:
                           o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
                           o        Specific actions taken to address the
                                    issues that contributed to the low level of support;
                           o Other recent compensation actions taken by the company;
         o        Whether the issues raised are recurring or isolated;
         o        The company's ownership structure; and
         o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

                                     >>>>>

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY WHEN ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

                                     >>>>>

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION, OR PROPOSED SALE

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

         o Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
         o Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
         o Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
         o Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
         o        Potentially excessive severance payments;
         o Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;


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ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 41 -

                                                               [GRAPHIC OMITTED]

         o In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up ( I. E. , option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
         o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

                                     >>>>>

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

         o        The total COST of the company's equity plans is unreasonable;
         o        The plan expressly permits REPRICING;
         o        A PAY-FOR-PERFORMANCE MISALIGNMENT is found;
         o The company's three year BURN RATE exceeds the BURN RATE CAP of its industry group;
         o        The plan has a LIBERAL CHANGE-OF-CONTROL DEFINITION ; or
         o        The plan is a vehicle for PROBLEMATIC PAY PRACTICES.

Each of these factors is described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see DIRECTOR COMPENSATION section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:


--------------------------------------------------------------------------------
ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 42 -

                                                               [GRAPHIC OMITTED]

         o        Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
         o        Cancel outstanding options or SARs in exchange for options or
                  SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

                                     >>>>>

PAY-FOR-PERFORMANCE MISALIGNMENT--APPLICATION TO EQUITY PLANS

If a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

         o        Magnitude of pay misalignment;
         o Contribution of non--performance-based equity grants to overall pay; and
         o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (o) plus one standard deviation (o) of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year's burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.


--------------------------------------------------------------------------------
ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 43 -

                                                               [GRAPHIC OMITTED]


Burn Rate Table for 2012

                                                          RUSSELL 3000                      NON-RUSSELL 3000
------------------------------------------------------------------------------------------------------------------------------------
                                                                   STANDARD    2012 BURN            STANDARD  2012 BURN
GICS                DESCRIPTION                           MEAN     DEVIATION   RATE CAP*    MEAN    DEVIATION  RATE CAP*
------------------------------------------------------------------------------------------------------------------------------------
1010                 Energy                               1.99%      2.03%      4.02%       2.82%      4.64%    7.46%
------------------------------------------------------------------------------------------------------------------------------------
1510                 Materials                            1.64%      1.44%      3.08%       2.48%      3.56%    6.04%
------------------------------------------------------------------------------------------------------------------------------------
2010                 Capital Goods                        1.72%      1.21%      2.93%       3.53%      5.29%   *8.69%
------------------------------------------------------------------------------------------------------------------------------------
                     Commercial Services &
2020                 Supplies                             2.52%      2.09%      4.61%       2.88%      2.93%    5.81%
------------------------------------------------------------------------------------------------------------------------------------
2030                 Transportation                       1.68%      1.15%      2.83%       1.51%      1.37%    2.88%
------------------------------------------------------------------------------------------------------------------------------------
2510                 Automobiles & Components             1.85%      1.55%      3.40%       4.48%      6.32%   *6.99%
------------------------------------------------------------------------------------------------------------------------------------
2520                 Consumer Durables & Apparel          2.84%      1.96%      4.81%       2.81%      3.46%    6.27%
------------------------------------------------------------------------------------------------------------------------------------
2530                 Consumer Services                    2.70%      3.11%      5.81%       2.81%      4.18%    6.99%
------------------------------------------------------------------------------------------------------------------------------------
2540                 Media                                2.91%      2.65%      5.56%       2.75%      2.91%    5.65%
------------------------------------------------------------------------------------------------------------------------------------
2550                 Retailing                            2.43%      1.59%      4.02%       3.38%      4.70%   *6.62%
------------------------------------------------------------------------------------------------------------------------------------
3010, 3020,
3030                 Consumer Staples                     1.64%      1.39%      3.03%       3.18%      6.61%   *7.17%
------------------------------------------------------------------------------------------------------------------------------------
                     Health Care Equipment &
3510                 Services                             2.95%      1.74%      4.69%       5.23%      7.28%  *11.92%
------------------------------------------------------------------------------------------------------------------------------------
                     Pharmaceuticals &
3520                 Biotechnology                        3.59%      3.90%      7.49%       6.01%      8.02%  *12.58%
------------------------------------------------------------------------------------------------------------------------------------
4010                 Banks                                1.31%      1.50%      2.81%       1.20%      2.29%    3.49%
------------------------------------------------------------------------------------------------------------------------------------
4020                 Diversified Financials               5.02%      5.97%     *9.15%       4.78%      6.52%   11.31%
------------------------------------------------------------------------------------------------------------------------------------
4030                 Insurance                            1.58%      1.22%      2.80%       0.69%      0.98%   *2.31%
------------------------------------------------------------------------------------------------------------------------------------
4040                 Real Estate                          1.15%      1.19%      2.34%       1.35%      2.11%    3.46%
------------------------------------------------------------------------------------------------------------------------------------
4510                 Software & Services                  4.41%      3.35%      7.76%       5.43%      7.12%  *11.58%
------------------------------------------------------------------------------------------------------------------------------------
                     Technology Hardware &
4520                 Equipment                            3.41%      2.32%      5.73%       3.74%      3.95%    7.69%
------------------------------------------------------------------------------------------------------------------------------------
4530                 Semiconductor Equipment              3.94%      1.90%      5.83%       5.42%      4.74%   *9.78%
------------------------------------------------------------------------------------------------------------------------------------
5010                 Telecommunication Services           3.02%      4.62%     *6.50%       7.23%     13.28%   *9.08%
------------------------------------------------------------------------------------------------------------------------------------
5510                 Utilities                            0.76%      0.48%      2.00%       3.88%      6.47%   *5.64%
------------------------------------------------------------------------------------------------------------------------------------

* The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

-------------------------------------------------------------------------------------------------------
STOCK PRICE VOLATILITY                              MULTIPLIER
-------------------------------------------------------------------------------------------------------
54.6% and higher                                    1 full-value award will count as 1.5 option shares
-------------------------------------------------------------------------------------------------------
36.1% or higher and less than 54.6%                 1 full-value award will count as 2.0 option shares
-------------------------------------------------------------------------------------------------------
24.9% or higher and less than 36.1%                 1 full-value award will count as 2.5 option shares
-------------------------------------------------------------------------------------------------------
16.5% or higher and less than 24.9%                 1 full-value award will count as 3.0 option shares
-------------------------------------------------------------------------------------------------------
7.9% or higher and less than 16.5%                  1 full-value award will count as 3.5 option shares
-------------------------------------------------------------------------------------------------------
Less than 7.9%                                      1 full-value award will count as 4.0 option shares
-------------------------------------------------------------------------------------------------------

                                     >>>>>


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ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 44 -

                                                               [GRAPHIC OMITTED]

LIBERAL DEFINITION OF CHANGE IN CONTROL

Generally vote AGAINST equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

PROBLEMATIC PAY PRACTICES

If the equity plan on the ballot is a vehicle for PROBLEMATIC PAY PRACTICES, vote AGAINST the plan.

                                     >>>>>

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

                                     >>>>>

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

                                     >>>>>

OPERATING PARTNERSHIP (OP) UNITS IN EQUITY PLAN ANALYSIS OF REAL ESTATE INVESTMENT TRUSTS (REITS)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

                                     >>>>>

OPTION OVERHANG COST

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:


--------------------------------------------------------------------------------
ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 45 -

         o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

         o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

                  o The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
                  o The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
                  o        The general vesting provisions of option grants; and
                  o The distribution of outstanding option grants with respect to the named executive officers;

         o DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

         o COMPENSATION PRACTICES: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

                                     >>>>>

OTHER COMPENSATION PLANS

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

                                     >>>>>

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

                                     >>>>>

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value;
         o        Offering period is 27 months or less; and
         o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         o        Purchase price is less than 85 percent of fair market value;
                  or


--------------------------------------------------------------------------------
ISS' 2012 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 46 -

                                                               [GRAPHIC OMITTED]

         o        Offering period is greater than 27 months; or
         o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

                                     >>>>>

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
         o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

                                     >>>>>

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

         o        Is only to include administrative features;
         o Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
         o Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
         o Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

         o The compensation committee does not fully consist of independent outsiders, per ISS' DIRECTOR CLASSIFICATION; or
         o        The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

         o In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company's allowable cap; or
         o A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

                                     >>>>>



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OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

         o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in -the-money" over the near term;
         o Rationale for the re-pricing--was the stock price decline beyond management's control?
         o        Is this a value-for-value exchange?
         o        Are surrendered stock options added back to the plan reserve?
         o Option vesting--does the new option vest immediately or is there a black-out period?
         o Term of the option--the term should remain the same as that of the replaced option;
         o Exercise price--should be set at fair market or a premium to market;
         o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.


                                     >>>>>

STOCK PLANS IN LIEU OF CASH

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

                                     >>>>>

TRANSFER STOCK OPTION (TSO) PROGRAMS

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.


Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

         o Executive officers and non-employee directors are excluded from participating;
         o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;


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         o        There is a two-year minimum holding period for sale proceeds
                  (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

         o        Eligibility;
         o        Vesting;
         o        Bid-price;
         o        Term of options;
         o Cost of the program and impact of the TSOs on company's total option expense
         o        Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                                     >>>>>

DIRECTOR COMPENSATION

EQUITY PLANS FOR NON-EMPLOYEE DIRECTORS

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

         o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o        Vesting schedule or mandatory holding/deferral period:

                  - A minimum vesting of three years for stock options or restricted stock; or

                  - Deferred stock payable at the end of a three-year deferral period.

         o        Mix between cash and equity:

                  - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

                  - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         o No retirement/benefits and perquisites provided to non-employee directors; and



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                                                               [GRAPHIC OMITTED]

         o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

                                     >>>>>

NON-EMPLOYEE DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

                                     >>>>>

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

                                     >>>>>

ADOPT ANTI-HEDGING/PLEDGING/SPECULATIVE INVESTMENTS POLICY

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company's existing policies regarding responsible use of company stock will be considered.

                                     >>>>>

BONUS BANKING/BONUS BANKING "PLUS"

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

         o The company's past practices regarding equity and cash compensation;
         o Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
         o        Whether the company has a rigorous claw-back policy in place.


                                     >>>>>

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

                                     >>>>>



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                                                               [GRAPHIC OMITTED]

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

                                     >>>>>

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

                                     >>>>>

HOLD EQUITY PAST RETIREMENT OR FOR A SIGNIFICANT PERIOD OF TIME

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

         o while employed and/or for two years following the termination of their employment ; or
         o for a substantial period following the lapse of all other vesting requirements for the award ("lock-up period"), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

         o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
                  -        Rigorous stock ownership guidelines;
                  - A holding period requirement coupled with a significant long-term ownership requirement; or
                  -        A meaningful retention ratio;

         o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements;
         o Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
         o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.



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A rigorous stock ownership guideline should be at least 10x base salary for the
CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

         o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
                  -        Rigorous stock ownership guidelines, or
                  - A holding period requirement coupled with a significant long-term ownership requirement, or
                  -        A meaningful retention ratio,
         o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.
         o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

                                     >>>>>

NON-DEDUCTIBLE COMPENSATION

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

                                     >>>>>

PAY FOR PERFORMANCE

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

         o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

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

         o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance- based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PAY FOR SUPERIOR PERFORMANCE

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

         o Set compensation targets for the plan's annual and lon g-term incentive pay components at or below the peer group median;
         o Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
         o Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
         o Establish performance targets for each plan financial metric relative to the performance of the company's peer companies;
         o Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

         o What aspects of the company's annual and long-term equity incentive programs are performance driven?
         o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
         o Can shareholders assess the correlation between pay and performance based on the current disclosure?
         o What type of industry and stage of business cycle does the company belong to?

                                     >>>>>

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

         o        Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
         o        Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
         o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
         o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
         o An executive may not trade in company stock outside the 10b5-1 Plan.
         o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

                                     >>>>>


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PROHIBIT CEOS FROM SERVING ON COMPENSATION COMMITTEES

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

                                     >>>>>

RECOUP BONUSES (CLAWBACKS)

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

         o        If the company has adopted a formal recoupment bonus policy;
         o If the company has chronic restatement history or material financial problems; or
         o If the company's policy substantially addresses the concerns raised by the proponent.

                                     >>>>>

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

         o The triggering mechanism should be beyond the control of management;
         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
         o        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

                                     >>>>>

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

                                     >>>>>


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SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

                                     >>>>>

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

                                     >>>>>

TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT/ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

         o The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
         o Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).


                                     >>>>>


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6. SOCIAL/ENVIRONMENTAL ISSUES

OVERALL APPROACH

         o When evaluating social and environmental shareholder proposals, ISS considers the following factors:
         o Whether adoption of the proposal is likely to enhance or protect shareholder value;
         o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
         o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
         o Whether the issues presented are more appropriately/effectively dealt with through governmental or company- specific action;
         o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
         o Whether the company's analysis and voting recommendation to shareholders are persuasive;
         o What other companies have done in response to the issue addressed in the proposal;
         o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
         o Whether implementation of the proposal's request would achieve the proposal's objectives;
         o Whether the subject of the proposal is best left to the discretion of the board;
         o Whether the requested information is available to shareholders either from the company or from a publicly available source; and
         o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

                                     >>>>>

ANIMAL WELFARE

ANIMAL WELFARE POLICIES

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance;
         o        The company's standards are comparable to industry peers; and
         o There are no recent, significant fines or litigation related to the company's treatment of animals.

ANIMAL TESTING

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

         o The company is conducting animal testing programs that are unnecessary or not required by regulation;
         o The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or
         o There are recent, significant fines or litigation related to the company's treatment of animals.

ANIMAL SLAUGHTER (CONTROLLED ATMOSPHERE KILLING (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.



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                                                               [GRAPHIC OMITTED]

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

                                     >>>>>

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         o The company's business and the proportion of it affected by the resolution;
         o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
         o        Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

                                     >>>>>

REPORTS ON POTENTIALLY CONTROVERSIAL BUSINESS/FINANCIAL PRACTICES

Vote CASE-BY CASE on requests for reports on the company's potentially controversial business or financial practices or products taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abuses;
         o Whether the company has adequately disclosed the financial risks of the products/practices in question;
         o Whether the company has been subject to violations of related laws or serious controversies; and
         o        Peer companies' policies/practices in this area.

                                     >>>>>

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, PRODUCT REIMPORTATION, AND HEALTH PANDEMICS

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.



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                                                               [GRAPHIC OMITTED]

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

         o The nature of the company's business and the potential for reputational and market risk exposure;
         o        The existing disclosure of relevant policies;
         o        Deviation from established industry norms;
         o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
         o Whether the proposal focuses on specific products or geographic regions; and
         o        The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

HEALTH PANDEMICS

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company's operations and how the company is responding to the situation, taking into account:

         o The scope of the company's operations in the affected/relevant area(s);
         o The company's existing healthcare policies, including benefits and healthcare access; and
         o        Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

                                     >>>>>

PRODUCT SAFETY AND TOXIC/HAZARDOUS MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

         o The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;
         o The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
         o The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:



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         o        The company's current level of disclosure regarding its
                  product safety policies, initiatives and oversight mechanisms.
         o Current regulations in the markets in which the company operates; and
         o Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

                                     >>>>>

TOBACCO-RELATED PROPOSALS

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

         o Recent related fines, controversies, or significant litigation;
         o Whether the company complies with relevant laws and regulations on the marketing of tobacco;
         o Whether the company's advertising restrictions deviate from those of industry peers;
         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
         o Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

         o        Whether the company complies with all laws and regulations;
         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
         o        The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.


Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

                                     >>>>>

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering:

         o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
         o The company's level of disclosure is at least comparable to that of industry peers; and
         o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

                  Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:


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         o        The company already provides current, publicly-available
                  information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
         o The company's level of disclosure is comparable to that of industry peers; and
         o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

         o Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
         o        Whether company disclosure lags behind industry peers;
         o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
         o The feasibility of reduction of GHGs given the company's product line and current technology and;
         o Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

                                     >>>>>

GENERAL ENVIRONMENTAL PROPOSALS AND COMMUNITY IMPACT ASSESSMENTS, CONCENTRATED AREA FEEDING OPERATIONS

GENERAL ENVIRONMENTAL PROPOSALS AND COMMUNITY IMPACT ASSESSMENTS

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

         o Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
         o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;
         o The nature, purpose, and scope of the company's operations in the specific region(s);
         o The degree to which company policies and procedures are consistent with industry norms; and
         o        The scope of the resolution.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

         o The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and
         o The company publicly discloses company and supplier farm environmental performance data; or
         o The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

                                     >>>>>

ENERGY EFFICIENCY

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:



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         o        The company complies with applicable energy efficiency
                  regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
         o The proponent requests adoption of specific energy efficiency goals within specific timelines.

                                     >>>>>

FACILITY AND OPERATIONAL SAFETY/SECURITY

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

         o The company's compliance with applicable regulations and guidelines;
         o The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,
         o The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities.

                                     >>>>>

HYDRAULIC FRACTURING

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

         o The company's current level of disclosure of relevant policies and oversight mechanisms;
         o The company's current level of such disclosure relative to its industry peers;
         o Potential relevant local, state, or national regulatory developments; and
         o Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

                                     >>>>>

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

         o Operations in the specified regions are not permitted by current laws or regulations;
         o        The company does not currently have operations or plans to develop operations in these protected regions; or,
         o        The company's disclosure of its operations and environmental policies in these regions is comparable to industry peers.

                                     >>>>>

RECYCLING

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

         o        The nature of the company's business;
         o The current level of disclosure of the company's existing related programs;
         o The timetable prescribed by the proposal and the costs and methods of program implementation;
         o The ability of the company to address the issues raised in the proposal; and
         o The company's recycling programs compared with the similar programs of its industry peers.


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                                                               [GRAPHIC OMITTED]

                                     >>>>>

RENEWABLE ENERGY

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

                                     >>>>>

DIVERSITY

BOARD DIVERSITY

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

         o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and
         o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

         o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
         o The level of gender and racial minority representation that exists at the company's industry peers;
         o The company's established process for addressing gender and racial minority board representation;
         o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
         o        The independence of the company's nominating committee;
         o The company uses an outside search firm to identify potential director nominees; and
         o Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

                                     >>>>>

EQUALITY OF OPPORTUNITY

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

         o The company publicly discloses its comprehensive equal opportunity policies and initiatives;
         o The company already publicly discloses comprehensive workforce diversity data; and
         o The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

                                     >>>>>


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GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

                                     >>>>>

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

                                     >>>>>

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG) COMPENSATION-RELATED PROPOSALS

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

         o Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
         o Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
         o The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
         o The company's current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

                                     >>>>>

POLITICAL SPENDING & LOBBYING ACTIVITIES

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and
         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.


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Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

         o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
         o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

         o The company's current disclosure of relevant policies and oversight mechanisms;
         o Recent significant controversies, fines, or litigation related to the company's public policy activities; and
         o The impact that the policy issues may have on the company's business operations.

                                     >>>>>

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

INTERNATIONAL HUMAN RIGHTS PROPOSALS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

         o The degree to which existing relevant policies and practices are disclosed;
         o Whether or not existing relevant policies are consistent with internationally recognized standards;
         o Whether company facilities and those of its suppliers are monitored and how;
         o Company participation in fair labor organizations or other internationally recognized human rights initiatives;
         o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
         o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
         o        The scope of the request; and
         o Deviation from industry sector peer company standards and practices.

                                     >>>>>



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INTERNET PRIVACY AND CENSORSHIP

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

         o The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
         o Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
         o The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
         o The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,
         o The level of controversy or litigation related to the company's international human rights policies and procedures.

                                     >>>>>

MACBRIDE PRINCIPLES

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

         o The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;
         o Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;
         o Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or
         o The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

                                     >>>>>

OPERATIONS IN HIGH RISK MARKETS

Vote CASE-BY-CASE on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

         o The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
         o Current disclosure of applicable risk assessment(s) and risk management procedures;
         o        Compliance with U. S. sanctions and laws;
         o Consideration of other international policies, standards, and laws; and
         o Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

                                     >>>>>

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:



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                                                               [GRAPHIC OMITTED]

         o Controversies surrounding operations in the relevant market(s);
         o        The value of the requested report to shareholders;
         o The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and
         o The company's existing human rights standards relative to industry peers.

                                     >>>>>

WORKPLACE SAFETY

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

         o The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
         o The nature of the company's business, specifically regarding company and employee exposure to health and safety risks;
         o        Recent significant controversies, fines, or violations
                  related to workplace health and safety; and
         o        The company's workplace health and safety performance
                  relative to industry peers.

                                     >>>>>

WEAPONS AND MILITARY SALES

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR AND DEPLETED URANIUM WEAPONS

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

                                     >>>>>

SUSTAINABILITY

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or


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         o        The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                                     >>>>>

WATER ISSUES

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

         o The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
         o Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
         o The potential financial impact or risk to the company associated with water-related concerns or issues; and
         o Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

                                     >>>>>


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                                                               [GRAPHIC OMITTED]

7. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

                                     >>>>>

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

         o        Past performance as a closed-end fund;
         o        Market in which the fund invests;
         o        Measures taken by the board to address the discount; and
         o Past shareholder activism, board activity, and votes on related proposals.

                                     >>>>>

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

         o        Past performance relative to its peers;
         o        Market in which fund invests;
         o        Measures taken by the board to address the issues;
         o Past shareholder activism, board activity, and votes on related proposals;
         o        Strategy of the incumbents versus the dissidents;
         o        Independence of directors;
         o        Experience and skills of director candidates;
         o        Governance profile of the company;
         o        Evidence of management entrenchment.

                                     >>>>>

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

         o        Proposed and current fee schedules;
         o        Fund category/investment objective;
         o        Performance benchmarks;
         o        Share price performance as compared with peers;
         o        Resulting fees relative to peers;
         o Assignments (where the advisor undergoes a change of control).

                                     >>>>>

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.



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                                                               [GRAPHIC OMITTED]

                                     >>>>>

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

         o        Stated specific financing purpose;
         o        Possible dilution for common shares;
         o        Whether the shares can be used for antitakeover purposes.

                                     >>>>>

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

         o        Potential competitiveness;
         o        Regulatory developments;
         o        Current and potential returns; and
         o        Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

                                     >>>>>

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

         o        The fund's target investments;
         o        The reasons given by the fund for the change; and
         o        The projected impact of the change on the portfolio.

                                     >>>>>

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

                                     >>>>>

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

         o        Political/economic changes in the target market;
         o        Consolidation in the target market; and
         o        Current asset composition.

>>>>>



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CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

         o        Potential competitiveness;
         o        Current and potential returns;
         o        Risk of concentration;
         o        Consolidation in target industry.

                                     >>>>>

BUSINESS DEVELOPMENT COMPANIES--AUTHORIZATION TO SELL SHARES OF COMMON STOCK AT A PRICE BELOW NET ASSET VALUE

Vote FOR proposals authorizing the board to issue shares below Net Asset Value
(NAV) if:

         o The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
         o The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
         o The company has demonstrated responsible past use of share issuances by either:
                  o Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
                  o Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

                                     >>>>>

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

         o        Strategies employed to salvage the company;
         o        The fund's past performance;
         o        The terms of the liquidation.

                                     >>>>>

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

         o        The degree of change implied by the proposal;
         o        The efficiencies that could result;
         o        The state of incorporation;
         o        Regulatory standards and implications.

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
         o Removal of shareholder approval requirement for amendments to the new declaration of trust;
         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;



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                                                               [GRAPHIC OMITTED]

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
         o Removal of shareholder approval requirement to change the domicile of the fund.


                                     >>>>>

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

         o        Regulations of both states;
         o        Required fundamental policies of both states;
         o        The increased flexibility available.

                                     >>>>>

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

                                     >>>>>

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

         o Fees charged to comparably sized funds with similar objectives;
         o        The proposed distributor's reputation and past performance;
         o        The competitiveness of the fund in the industry;
         o        The terms of the agreement.

                                     >>>>>

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

                                     >>>>>>

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

         o        Resulting fee structure;
         o        Performance of both funds;
         o        Continuity of management personnel;
         o Changes in corporate governance and their impact on shareholder rights.

                                     >>>>>


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                                                               [GRAPHIC OMITTED]

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

                                     >>>>>

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

                                     >>>>>

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

         o        Performance of the fund's Net Asset Value (NAV);
         o        The fund's history of shareholder relations;
         o The performance of other funds under the advisor's management.

                                     >>>>>



--------------------------------------------------------------------------------
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

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                                     >>>>>


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


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

               2012 International Proxy Voting Summary Guidelines

                                 Dec. 19, 2011

--------------------------------------------------------------------------------

                    Institutional Shareholder Services Inc.

                           Copyright [C] 2011 by ISS

                             www. issgovernance.com

                                                               [GRAPHIC OMITTED]


            ISS' 2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2012
                            Published Dec. 19, 2011

The following is a condensed version of the proxy voting recommendations contained in ISS' International Proxy Voting Manual. Note that markets covered in this document exclude the U.S., Canada, Western European markets, Australia, New Zealand, and China, which are presented separately. In addition, ISS has country- and market-specific policies, which are not captured below.


Table of Contents

INTRODUCTION ............................................................................. 4

1. OPERATIONAL ITEMS ..................................................................... 5
         Financial Results/Director and Auditor Reports .................................. 5
         Appointment of Auditors and Auditor Fees ........................................ 5
         Appointment of Internal Statutory Auditors ...................................... 5
         Allocation of Income ............................................................ 5
         Amendments to Articles of Association ........................................... 6
         Change in Company Fiscal Term ................................................... 6
         Lower Disclosure Threshold for Stock Ownership .................................. 6
         Amend Quorum Requirements ....................................................... 6
         Transact Other Business ......................................................... 6

2. BOARD OF DIRECTORS .................................................................... 7
         Director Elections .............................................................. 7
         ISS Classification of Directors - International Policy 2011 ..................... 8
         Contested Director Elections .................................................... 9
         Discharge of Directors .......................................................... 9
         Director, Officer, and Auditor Indemnification and Liability Provisions .........10
         Board Structure .................................................................10

3. CAPITAL STRUCTURE .....................................................................11
         Share Issuance Requests .........................................................11
              General Issuances ..........................................................11
              Specific Issuances .........................................................11
         Increases in Authorized Capital .................................................11
         Reduction of Capital ............................................................11
         Capital Structures ..............................................................11
         Preferred Stock .................................................................12
         Debt Issuance Requests ..........................................................12
         Pledging of Assets for Debt .....................................................12
         Increase in Borrowing Powers ....................................................12
         Share Repurchase Plans ..........................................................12
         Reissuance of Repurchased Shares ................................................13
         Capitalization of Reserves for Bonus Issues/Increase in Par Value ...............13

4. COMPENSATION ..........................................................................14
         Compensation Plans ..............................................................14
         Director Compensation ...........................................................14

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

                                                               [GRAPHIC OMITTED]

5. OTHER ITEMS ...........................................................................15
         Reorganizations/Restructurings ..................................................15
         Mergers and Acquisitions ........................................................15
         Mandatory Takeover Bid Waivers ..................................................15
         Reincorporation Proposals .......................................................15
         Expansion of Business Activities ................................................15
         Related-Party Transactions ......................................................16
         Antitakeover Mechanisms .........................................................16
         Shareholder Proposals ...........................................................16

DISCLOSURE/DISCLAIMER ....................................................................17

--------------------------------------------------------------------------------------------
ISS' 2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES                                - 3 -


                                                               [GRAPHIC OMITTED]

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS' institutional clients.

ISS' robust and transparent POLICY FORMULATION PROCESS includes an exhaustive review of relevant empirical studies and other factual data, an annual POLICY SURVEY of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open COMMENT PERIOD on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS' policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company's governance structure and historical practices, and its industry.

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS' Benchmark International Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the POLICY GATEWAY. If you have any questions, please contact USRESEARCH@ISSGOVERNANCE.COM.

These policies will be effective for meetings on or after Feb. 1, 2012.

                                     >>>>>

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

                                                               [GRAPHIC OMITTED]

1. OPERATIONAL ITEMS

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

         o There are concerns about the accounts presented or audit procedures used; or
         o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.



                                     >>>>>

APPOINTMENT OF AUDITORS AND AUDITOR FEES

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

         o There are serious concerns about the procedures used by the auditor;
         o There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position;
         o External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
         o        Name of the proposed auditors has not been published;
         o        The auditors are being changed without explanation; or
         o Fees for nonoaudit services exceed standard annual auditorelated fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for nonoaudit services include fees related to significant oneotime capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "nonoaudit fee" category, then such fees may be excluded from the nonoaudit fees considered in determining the ratio of nonoaudit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

                                     >>>>>

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or (re)election of statutory auditors, unless:

         o There are serious concerns about the statutory reports presented or the audit procedures used;
         o Questions exist concerning any of the statutory auditors being appointed; or
         o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

                                     >>>>>

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

--------------------------------------------------------------------------------
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

                                                               [GRAPHIC OMITTED]

         o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
         o The payout is excessive given the company's financial position.

                                     >>>>>

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

                                     >>>>>

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

                                     >>>>>

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

                                     >>>>>

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

                                     >>>>>

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

                                     >>>>>

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

                                     >>>>>

--------------------------------------------------------------------------------
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

                                                               [GRAPHIC OMITTED]

2. BOARD OF DIRECTORS

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

         o        Adequate disclosure has not been provided in a timely manner;
         o There are clear concerns over questionable finances or restatements;
         o There have been questionable transactions with conflicts of interest;
         o There are any records of abuses against minority shareholder interests; or
         o The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee AND are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

         o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
         o        Failure to replace management as appropriate; or
         o Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

                                     >>>>>

 [Please see the ISS International Classification of Directors on the following page.]

--------------------------------------------------------------------------------
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

                                                               [GRAPHIC OMITTED]

ISS CLASSIFICATION OF DIRECTORS - INTERNATIONAL POLICY 2011

EXECUTIVE DIRECTOR

         o        Employee or executive of the company;
         o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)

         o Any director who is attested by the board to be a non-independent NED;
         o Any director specifically designated as a representative of a significant shareholder of the company;
         o Any director who is also an employee or executive of a significant shareholder of the company;
         o Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
         o Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e. g. , family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
         o        Government representative;
         o Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
         o Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
         o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
         o Relative[1] of a current employee of the company or its affiliates;
         o Relative[1] of a former executive of the company or its affiliates;
         o A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
         o Founder/co-founder/member of founding family but not currently an employee;
         o        Former executive (five-year cooling off period);
         o Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]
         o Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

INDEPENDENT NED

         o No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

EMPLOYEE REPRESENTATIVE

         o Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

FOOTNOTES:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

--------------------------------------------------------------------------------
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

                                                               [GRAPHIC OMITTED]


[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

                                     >>>>>

CONTESTED DIRECTOR ELECTIONS

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

         o        Company performance relative to its peers;
         o        Strategy of the incumbents versus the dissidents;
         o        Independence of directors/nominees;
         o        Experience and skills of board candidates;
         o        Governance profile of the company;
         o        Evidence of management entrenchment;
         o        Responsiveness to shareholders;
         o        Whether a takeover offer has been rebuffed;
         o        Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

                                     >>>>>

DISCHARGE OF DIRECTORS

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, UNLESS there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

--------------------------------------------------------------------------------
ISS' 2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES                    - 9 -

                                                               [GRAPHIC OMITTED]

         o A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
         o Any legal issues (e. g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
         o Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

                                     >>>>>

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

                                     >>>>>

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

                                     >>>>>

--------------------------------------------------------------------------------
ISS' 2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES                   - 10 -

                                                               [GRAPHIC OMITTED]

3. CAPITAL STRUCTURE

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

                                     >>>>>

INCREASES IN AUTHORIZED CAPITAL

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

         o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
         o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

                                     >>>>>

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

                                     >>>>>

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

                                     >>>>>


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

                                                               [GRAPHIC OMITTED]


PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

                                     >>>>>

DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

                                     >>>>>

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

                                     >>>>>

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

                                     >>>>>

SHARE REPURCHASE PLANS

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

         o A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U. K. /Ireland);
         o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
         o A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by


--------------------------------------------------------------------------------
ISS' 2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES                   - 12 -
the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

         o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
         o        A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

         o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
         o        A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

         o        The repurchase can be used for takeover defenses;
         o        There is clear evidence of abuse;
         o        There is no safeguard against selective buybacks; and/or
         o Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.



                                     >>>>>


REISSUANCE OF REPURCHASED SHARES

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

                                     >>>>>

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

                                     >>>>>


--------------------------------------------------------------------------------
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

                                                               [GRAPHIC OMITTED]


4. COMPENSATION

COMPENSATION PLANS

Vote compensation plans on a CASE-BY-CASE basis.

                                     >>>>>

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

                                     >>>>>


--------------------------------------------------------------------------------
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

                                                               [GRAPHIC OMITTED]


5. OTHER ITEMS

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

                                     >>>>>

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

         o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
         o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
         o        Strategic rationale - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
         o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
         o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

                                     >>>>>

MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

                                     >>>>>

REINCORPORATION PROPOSALS

Vote reincorporation proposals on a CASE-BY-CASE basis.

                                     >>>>>

EXPANSION OF BUSINESS ACTIVITIES

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

                                     >>>>>


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ISS' 2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES                   - 15 -

                                                               [GRAPHIC OMITTED]


RELATED-PARTY TRANSACTIONS

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

         o        The parties on either side of the transaction;
         o The nature of the asset to be transferred/service to be provided;
         o The pricing of the transaction (and any associated professional valuation);
         o        The views of independent directors (where provided);
         o The views of an independent financial adviser (where appointed);
         o Whether any entities party to the transaction (including advisers) is conflicted; and
         o The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

                                     >>>>>

ANTITAKEOVER MECHANISMS

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

                                     >>>>>

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                     >>>>>

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ISS' 2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES                   - 16 -

                                                               [GRAPHIC OMITTED]

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.


--------------------------------------------------------------------------------
ISS' 2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES                   - 17 -

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors' Inner Circle Fund II's (the "Registrant") Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-04- 000490 on September 17, 2004.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(c) Not Applicable.

(d)(1) Amended and Restated Investment Advisory Agreement, dated May 31, 2000, as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post- Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.

(d)(2) Revised Schedule, as last amended May 16, 2012, to the Amended and Restated Investment Advisory Agreement, dated May 31, 2000, as amended and restated as of May 21, 2001, is incorporated herein by reference to Exhibit
(d)(2) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(d)(3) Form of Expense Limitation Agreement between the Registrant and Horizon Advisers is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(d)(4) Sub-Advisory Agreement, dated August 15, 2008, between Horizon Advisers and Earnest Partners, LLC, relating to the Hancock Horizon Diversified International Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(d)(5) Investment Advisory Agreement, dated October 24, 2008, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund and the Champlain Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 95 to the

Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.

(d)(6) Expense Limitation Agreement, effective as of November 29, 2010, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund and the Champlain Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(7) Investment Advisory Agreement, dated December 21, 2004, between the Registrant and W.H. Reaves & Co. Inc., relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(d)(8) Expense Limitation Agreement between the Registrant and W.H. Reaves & Co. Inc., relating to the Reaves Select Research Fund, to be filed by amendment.

(d)(9) Investment Advisory Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(10) Schedule A, as revised November 16, 2011, to the Investment Advisory Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(d)(11) Sub-Advisory Agreement, dated June 16, 2010, between Frost Investment Advisors, LLC and Cambiar Investors, LLC, relating to the Frost Small Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.

(d)(12) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Kempner Capital Management, Inc., relating to the Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(13) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Thornburg Investment Management, Inc., relating to the Frost International Equity Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(14) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Luther King Capital Management Corporation, relating to the Frost LKCM Multi-Cap Equity

Fund and Frost LKCM Small-Mid Cap Equity Fund (now the Frost Mid Cap Fund), is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(15) Expense Waiver Reimbursement Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(16) Investment Advisory Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Funds, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(17) Schedule A, as amended and restated November 17, 2010, to the Investment Advisory Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Funds, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000585 on December 6, 2010.

(d)(18) Expense Waiver Reimbursement Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Value Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(19) Investment Advisory Agreement, dated January 27, 2009, between the Registrant and Lowry Hill Investment Advisors, Inc., relating to the Clear River Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.

(d)(20) Expense Limitation Agreement, effective as of November 29, 2010, between the Registrant and Lowry Hill Investment Advisors, Inc., relating to the Clear River Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on From N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(21) Investment Advisory Agreement, dated April 21, 2009, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(22) Expense Waiver Reimbursement Agreement, dated May 4, 2009, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(23) Investment Advisory Agreement, dated July 13, 2011, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Capital Large Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 114 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000362 on July 13, 2011.

(d)(24) Expense Limitation Agreement, effective as of July 13, 2011, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Large Cap Growth Fund, is incorporated herein by reference to Exhibit
(d)(26) of Post-Effective Amendment No. 114 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000362 on July 13, 2011.

(d)(25) Investment Advisory Agreement, dated June 28, 2011, between the Registrant and STW Fixed Income Management LLC, relating to the STW Short Duration Investment-Grade Bond Fund, STW Core Investment-Grade Bond Fund, STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund, is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(e)(1) Distribution Agreement, dated January 28, 1993, as amended and restated as of November 14, 2005, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.

(e)(2) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated January 28, 1993, as amended and restated as of November 14, 2005, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(e)(3) Revised Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to Exhibit
(e)(2) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not Applicable.

(g)(1) Custody Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N- 1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(g)(2) Revised Appendix B to the Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, to be filed by amendment.

(g)(3) Mutual Fund Custody Agreement, dated September 1, 2004, between the Registrant and Wachovia Bank, National Association (now, U.S. Bank, N.A.), relating to the Champlain Family of Funds, Reaves Select Research Fund, GRT Family of Funds and STW Family of Funds, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.

(g)(4) Revised Amendment and Attachment C, relating to the to the Mutual Fund Custody Agreement, dated September 1, 2004, between the Registrant and U.S. Bank, N.A. (formerly, Wachovia Bank, N.A.), relating to the Champlain Family of Funds, Reaves Select Research Fund, GRT Family of Funds and STW Family of Funds, to be filed by amendment.

(g)(5) Custodian Agreement, dated November 19, 2007, between the Registrant and Union Bank of California, relating to the Frost Family of Funds and the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit
(g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.

(g)(6) Appendices A, B and C, as last amended February 18, 2009, to the Custodian Agreement, dated November 19, 2007, between the Registrant and Union Bank of California, to be filed by amendment.

(g)(7) Custodian Agreement between the Registrant and Wells Fargo Bank, N.A., relating to the Clear River Fund, to be filed by amendment.

(g)(8) Custodian Agreement between the Registrant and Citi Global Transaction Services to be filed by amendment.

(h)(1) Administration Agreement, dated January 28, 1993, as amended and restated as of November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-03-000338 on May 30, 2003.

(h)(2) Shareholder Services Plan, dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000912057-00-026908 on May 31, 2000.

(h)(3) Revised Schedule A, as last amended May 16, 2012, to the Shareholder Services Plan, dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(h)(4) Shareholder Services Plan, dated August 9, 2005, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.

(h)(5) Schedule A, as last amended November 10, 2010, to the Shareholder Services Plan, dated August 9, 2005, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 114 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000362 on July 13, 2011.

(h)(6) Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(7) AML Amendment to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(8) Amendment, dated September 1, 2003, to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(9) Amendment, dated September 1, 2010, to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000563 on November 29, 2010.

(h)(10) Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(11) Transfer Agency and Service Agreement, dated May 31, 2007, between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.

(h)(12) Revised Schedules A and C to the Transfer Agency and Service Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc., to be filed by amendment.

(h)(13) Transfer Agency Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(h)(14) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, LLC, to be filed by amendment.

(h)(15) Transfer Agency Agreement between the Registrant and Atlantic Fund Services, to be filed by amendment.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to shares of the Frost High Income Bond and Frost Cinque Large Cap Buy-Write Equity Funds, to be filed by amendment.

(j) Consent of independent registered public accountant, [INSERT AUDITOR], to be filed by amendment.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Distribution Plan (compensation type), dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000294 on May 27, 2011.

(m)(2) Revised Schedule A, as amended May 16, 2012, to the Distribution Plan, dated May 31, 2000, as amended August 12, 2008, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(m)(3) Distribution Plan (reimbursement type), as approved by the Board of Trustees on February 23, 2005, is incorporated herein by reference to Exhibit
(m)(2) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(m)(4) Revised Schedule A dated February 23, 2005, as amended May 13, 2008, to the Distribution Plan approved by the Board of Trustees on February 23, 2005, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000294 on May 27, 2011.

(n)(2) Certificate of Class Designation for Class A Shares of the Hancock Horizon Family of Funds, as revised November 14, 2011, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(n)(3) Revised Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.

(p)(2) SEI Investments Distribution Co. Code of Ethics, dated January 1, 2012, is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(p)(3) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.

(p)(4) Earnest Partners, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000506 on November 26, 2008.

(p)(5) Champlain Investment Partners, LLC Revised Code of Ethics, as revised November 2011, to be filed by amendment.

(p)(6) W.H. Reaves & Co., Inc. Revised Code of Ethics, as revised November 2011, to be filed by amendment.

(p)(7) Frost Investment Advisors, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09- 000579 on November 25, 2009.

(p)(8) Cambiar Investors, LLC Revised Code of Ethics, dated April 2008, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 107 to the Advisors' Inner Circle Fund's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000342 on August 28, 2008.

(p)(9) Kempner Capital Management, Inc. Revised Code of Ethics, as revised November 2011, to be filed by amendment.

(p)(10) Thornburg Investment Management, Inc. Revised Code of Ethics, as revised November 2011, to be filed by amendment.

(p)(11) Luther King Capital Management Corporation Code of Ethics is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428- 08-000142 on April 1, 2008.

(p)(12) GRT Capital Partners, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment No. 115 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000365 on July 14, 2008.

(p)(13) Lowry Hill Investment Advisors, Inc. Code of Ethics to be filed by amendment.

(p)(14) NorthPointe Capital, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(p)(15) Westfield Capital Management Company, L.P. Code of Ethics is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000122 on March 7, 2012.

(p)(16) STW Fixed Income Management LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 118 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428- 11-000482 on August 31, 2011.

(q) Powers of Attorney, dated November 16, 2011 and November 30, 2011, for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom, James M. Storey, Michael Beattie, Mitchell A. Johnson, Bruce R. Speca and Joseph T. Grause, Jr. are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12- 000088 on February 28, 2012.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CAMBIAR INVESTORS LLC
Cambiar Investors LLC ("Cambiar") serves as the investment sub-adviser for the Registrant's Frost Small Cap Equity Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2010 and 2011, none of the directors, officers or partners of Cambiar is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CHAMPLAIN INVESTMENT PARTNERS, LLC
Champlain Investment Partners, LLC ("Champlain") serves as the investment adviser for the Registrant's Champlain Small Company Fund and Champlain Mid Cap Fund. The principal address of Champlain is 346 Shelburne Road, Burlington, Vermont 05401. Champlain is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2010 and 2011, none of the directors, officers or partners of Champlain is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

EARNEST PARTNERS, LLC
Earnest Partners, LLC ("Earnest") serves as investment sub-adviser for the Registrant's Hancock Horizon Diversified International Fund. The principal business address for Earnest is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. Earnest is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended January 31, 2010 and 2011, none of the directors, officers or partners of Earnest is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FROST INVESTMENT ADVISORS, LLC
Frost Investment Advisors, LLC ("Frost") serves as investment adviser for the Registrant's Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund, Frost LKCM Small-Mid Cap Equity Fund, Frost Strategic Balanced Fund, Frost Diversified Strategies Fund, Frost Natural Resources, Frost High Income Bond and Frost Cinque Large Cap Buy-Write Equity Fund. The principal business address for Frost is 100 West Houston Street, San Antonio, Texas 78205-1414. Frost is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2010 and 2011, none of the directors, officers or partners of Frost is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

GRT CAPITAL PARTNERS, LLC
GRT Capital Partners, LLC ("GRT") serves as investment adviser for the Registrant's GRT Value Fund and GRT Absolute Return Fund. The principal business address for GRT is 50 Milk Street, 21st Floor, Boston, Massachusetts 02109. GRT is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2010 and 2011, none of the directors, officers or partners of GRT is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

HORIZON ADVISERS

Horizon Advisers serves as the investment adviser for the Registrant's Hancock Horizon Family of Funds (Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Government Money Market Fund, Diversified International Fund, Quantitative Long/Short Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund). The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended January 31, 2011 and 2012.

---------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                  NAME OF OTHER COMPANY                 CONNECTION WITH OTHER
  INVESTMENT ADVISER                                                               COMPANY
---------------------------------------------------------------------------------------------------
William Eden, Chief Compliance          Hancock Investment Services,          Compliance Director
Officer                                 Inc.
---------------------------------------------------------------------------------------------------

KEMPNER CAPITAL MANAGEMENT, INC.
Kempner Capital Management, Inc. ("Kempner") serves as the sub-adviser for the Registrant's Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund. The principal address of Kempner is 2201 Market Street, 12th Floor, FNB Building, Galveston, Texas 77550-1503. Kempner is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2010 and 2011.

---------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME OF OTHER COMPANY            CONNECTION WITH OTHER
INVESTMENT ADVISER                                                 COMPANY
---------------------------------------------------------------------------------------------------
Harris L. Kempner, Jr., President H. Kempner Trust Association     Trustee
                                  Legacy Holding Company           Director
                                  Balmorhea Ranches                Director
                                  Frost Bank - Galveston           Advisory Director
                                  Cullen Frost Bankers Inc. --     Director Emeritus
                                  San Antonio
                                  Kempner Securities GP, LLC       General Partner
                                  Galveston Finance GP, LLC        General Partner
---------------------------------------------------------------------------------------------------

LOWRY HILL INVESTMENT ADVISORS, INC.
Lowry Hill Investment Advisors, Inc. ("Lowry Hill") serves as investment adviser for the Registrant's Clear River Fund. The principal address of Lowry Hill is 90 South Seventh Street, Suite 5300, Minneapolis, Minnesota 55402. Lowry Hill is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2010 and 2011, none of the directors, officers or partners of Lowry Hill is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

LUTHER KING CAPITAL MANAGEMENT CORPORATION
Luther King Capital Management Corporation ("Luther King") serves as the sub-adviser for the Registrant's Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. The principal address of Luther King is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. Luther King is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2010 and 2011, none of the directors, officers or partners of Luther King is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NORTHPOINTE CAPITAL, LLC
NorthPointe Capital, LLC ("NorthPointe") serves as the investment adviser for the Registrant's NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, NorthPointe Value Opportunities Fund and NorthPointe Micro Cap Equity Fund. The principal address of NorthPointe is 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

---------------------------------------------------------------------------------------------------
NAME AND POSITION WITH              NAME OF OTHER COMPANY           CONNECTION WITH OTHER
INVESTMENT ADVISER                                                  COMPANY
---------------------------------------------------------------------------------------------------
Jeffrey Petherick, Partner          BlackLight Power, Inc.          Member of Board of Directors
                                                                    (non-public company)
---------------------------------------------------------------------------------------------------

STW FIXED INCOME MANAGEMENT LLC
STW Fixed Income Management LLC ("STW") serves as the investment adviser for the Registrant's STW Short Duration Investment-Grade Bond Fund, STW Core Investment-Grade Bond Fund, STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund. The principal business address of STW is 6185 Carpinteria Avenue, Carpinteria, California 93013. STW is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the years ended October 31, 2009 and 2010.

-------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                   NAME OF OTHER COMPANY                    CONNECTION WITH OTHER
INVESTMENT ADVISER                                                                COMPANY
-------------------------------------------------------------------------------------------------------------
Patrick Manning, Vice President          University of La Verne                   Adjunct Professor
of Finance and Controller                University of California, Santa          Adjunct Professor
                                         Barbara
--------------------------------------------------------------------------------------------------------------
William H. Williams, Principal,          Bermuda Institute of Ocean               Trustee
Chief Executive Officer and              Sciences (BIOS), Inc.
Chief Investment Officer                 The Centre on Philanthropy               Member of Advisory Board
                                         Sage Ltd.                                Sole Owner and Investor
                                         Clarendon House
---------------------------------------------------------------------------------------------------------------
Hugh Hollis, Principal                   American Youth Soccer                    Board Member
                                         Organization                             Director of Coach Instruction
---------------------------------------------------------------------------------------------------------------
John Rodgers, Principal and              University of California, Santa          Member of Advisory Board
Quantitative Investment Analyst          Barbara
----------------------------------------------------------------------------------------------------------------

THORNBURG INVESTMENT MANAGEMENT, INC.
Thornburg Investment Management, Inc. ("Thornburg") serves as the sub-adviser for the Registrant's Frost International Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2009 and 2010.

-------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH               NAME OF OTHER COMPANY                CONNECTION WITH OTHER
INVESTMENT ADVISER                                                        COMPANY
-------------------------------------------------------------------------------------------------------------
Garrett Thornburg, Chairman          Thornburg Investment Trust           Chairman
                                     Thornburg Mortgage Advisory          Chairman, President, controlling
                                     Corporation                          interest
                                     Wel, Inc.                            Chairman, controlling interest
                                     Chamisa Energy Company LLC           Wel, Inc. is the managing
                                                                          member and has a controlling
                                                                          interest
-------------------------------------------------------------------------------------------------------------

W. H. REAVES & CO., INC.

W. H. Reaves & Co., Inc. ("WH Reaves") serves as the investment adviser for the Registrant's Reaves Select Research Fund. The principal business address of WH Reaves is 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. WH Reaves is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2010 and 2011, none of the directors, officers or partners of W.H. Reaves is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.
Westfield Capital Management Company, L.P. ("Westfield") serves as the investment adviser for the Registrant's Westfield Capital Large Cap Growth Fund. The principal business address of Westfield is One Financial Center, Boston, Massachusetts 02111. Westfield is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME OF OTHER COMPANY             CONNECTION WITH OTHER
INVESTMENT ADVISER                                                COMPANY
----------------------------------------------------------------------------------------------
Matthew Strobeck, PhD           Metabolix, Inc.                   Member of the Board of
                                                                  Directors
                                Collegium Pharmaceutical          Member of the Board of
                                                                  Directors
----------------------------------------------------------------------------------------------

ITEM 32. PRINCIPAL UNDERWRITERS


(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                          July 15, 1982
SEI Liquid Asset Trust                          November 29, 1982
SEI Tax Exempt Trust                            December 3, 1982
SEI Institutional Managed Trust                 January 22, 1987
SEI Institutional International Trust           August 30, 1988
The Advisors' Inner Circle Fund                 November 14, 1991
Bishop Street Funds                             January 27, 1995
SEI Asset Allocation Trust                      April 1, 1996
SEI Institutional Investments Trust             June 14, 1996
CNI Charter Funds                               April 1, 1999
iShares Inc.                                    January 28, 2000
iShares Trust                                   April 25, 2000
Optique Funds, Inc. (f/k/a JohnsonFamily Funds, November 1, 2000
Inc.)
Causeway Capital Management Trust               September 20, 2001

BlackRock Funds III (f/k/a Barclays Global        March 31, 2003
Investors Funds)
The Arbitrage Funds                               May 17, 2005
ProShares Trust                                   November 14, 2005
Community Reinvestment Act Qualified              January 8, 2007
Investment Fund
SEI Alpha Strategy Portfolios, LP                 June 29, 2007
TD Asset Management USA Funds                     July 25, 2007
SEI Structured Credit Fund, LP                    July 31, 2007
Wilshire Mutual Funds, Inc.                       July 12, 2008
Wilshire Variable Insurance Trust                 July 12, 2008
Global X Funds                                    October 24, 2008
ProShares Trust II                                November 17, 2008
Exchange Traded Concepts Trust
 (f/k/a FaithShares                               August 7, 2009
Trust)
Schwab Strategic Trust                            October 12, 2009
RiverPark Funds                                   September 8, 2010
Adviser Managed Trust                             February 16, 2011
New Covenant Funds                                April 2, 2012

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

--------------------------------------------------------------------------------
NAME                    POSITION AND OFFICE             POSITIONS AND OFFICES
                        WITH UNDERWRITER                WITH REGISTRANT
--------------------------------------------------------------------------------
William M. Doran        Director                               Trustee
--------------------------------------------------------------------------------
Edward D. Loughlin      Director                                 -
--------------------------------------------------------------------------------
Wayne M. Withrow        Director                                 -
--------------------------------------------------------------------------------
Kevin P. Barr           President & Chief Executive              -
--------------------------------------------------------------------------------
                        Officer
Maxine J. Chou          Chief Financial Officer, Chief           -
                        Operations Officer & Treasurer
--------------------------------------------------------------------------------
Karen E. LaTourette     Chief Compliance Officer, Anti-          -
                        Money Laundering Officer &
                        Assistant Secretary
--------------------------------------------------------------------------------
John C. Munch           General Counsel & Secretary              -
--------------------------------------------------------------------------------
Mark J. Held            Senior Vice President                    -
--------------------------------------------------------------------------------
Lori L. White           Vice President & Assistant               -
                        Secretary
--------------------------------------------------------------------------------
John P. Coary           Vice President & Assistant               -
                        Secretary
--------------------------------------------------------------------------------
John J. Cronin          Vice President                           -
--------------------------------------------------------------------------------
Robert M. Silvestri     Vice President                           -
--------------------------------------------------------------------------------

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

Hancock Bank and Trust
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

U. S. Bank, National Association
800 Nicollett Mall
Minneapolis, Minnesota 55402

Union Bank of California, National Association
475 Sansome Street
15th Floor
San Francisco, California 94111

Wells Fargo Bank, N.A.
608 2nd Avenue South
9th Floor
Minneapolis, Minnesota 55479

Citibank N.A.
388 Greenwich Street
New York, New York 10013

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

SEI Investment Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Cambiar Investors LLC
2401 East Second Street
Suite 400
Denver, Colorado 80206

Champlain Investment Partners, LLC
346 Shelburne Road
Burlington, Vermont 05401

Earnest Partners, LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

Frost Investment Advisors, LLC
100 West Houston Street
15th Floor Tower
San Antonio, Texas 78205-1414

GRT Capital Partners, LLC
50 Milk Street
21st Floor
Boston, Massachusetts 02109

Horizon Advisers
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

Kempner Capital Management, Inc.
2201 Market Street
12th Floor FNB Building
Galveston, Texas 77550-1503

Lowry Hill Investment Advisors, Inc.
90 South Seventh Street Suite 5300
Minneapolis, Minnesota 55402

Luther King Capital Management Corporation
301 Commerce Street Suite 1600
Fort Worth, Texas 76102-4140

NorthPointe Capital, LLC
101 West Big Beaver Road Suite 745
Troy, Michigan 48084

STW Fixed Income Management LLC
6185 Carpinteria Avenue
Carpinteria, California 93013

Thornburg Investment Management, Inc.
119 East Marcy Street Suite 202
Santa Fe, New Mexico 87501-2046

W.H. Reaves & Co., Inc.
10 Exchange Place 18th Floor
Jersey City, New Jersey 07302

Westfield Capital Management Company, L.P.
One Financial Center
Boston, Massachusetts 02111

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

None.

NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund II is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 136 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 19th day of September, 2012.

                                             THE ADVISORS' INNER CIRCLE FUND II


                                             BY:             *
                                                 --------------------------
                                                 Michael Beattie, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


        *                                 Trustee                               September 19, 2012
-------------------------
Charles E. Carlbom

        *                                 Trustee                               September 19, 2012
-------------------------
John K. Darr

        *                                 Trustee                               September 19, 2012
-------------------------
William M. Doran

        *                                 Trustee                               September 19, 2012
-------------------------
Joseph T. Grause, Jr.

        *                                 Trustee                               September 19, 2012
-------------------------
Mitchell A. Johnson

        *                                 Trustee                               September 19, 2012
-------------------------
Betty L. Krikorian

        *                                 Trustee                               September 19, 2012
-------------------------
Robert A. Nesher

        *                                 Trustee                               September 19, 2012
-------------------------
Bruce Speca

        *                                 Trustee                               September 19, 2012
-------------------------
James M. Storey

        *                                 Trustee                               September 19, 2012
-------------------------
George J. Sullivan, Jr.

        *                                 President                             September 19, 2012
-------------------------
Michael Beattie

        *                                  Treasurer, Controller &              September 19, 2012
-------------------------                  Chief Financial Officer
Michael Lawson


*By: /s/ Dianne M. Sulzbach
     ----------------------
     Dianne M. Sulzbach, pursuant to Powers of Attorney dated
     November 16, 2011 and November 30, 2011, incorporated
     herein by reference to Exhibit (q) of Post-Effective Amendment
     No. 179, filed on February 28, 2012



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